UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21494
Nuveen Floating Rate Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: July 31
Date of reporting period: July 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report July 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN SENIOR INCOME FUND NSL NUVEEN FLOATING RATE INCOME FUND JFR NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND JRO

High Current Income from Portfolios of Senior Corporate Loans

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
September 19, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	NSL, JFR, JRO

The Funds’ investment portfolios have been managed by Gunther Stein and Lenny Mason of Symphony Asset Management, LLC, an affiliate of Nuveen Investments, since 2001. Gunther and Lenny have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Gunther and Lenny talk about economic and market conditions, their management strategies and the performance of the Funds for the twelve-month period ended July 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD ENDED JULY 31, 2008?

The period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the financial strain began to spread beyond the mortgage sector to banks and other institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate five times during the period, bringing the rate to 2.00% as of July 31, 2008.

More specifically for these Funds, the period between August 2007 and July 2008 was the most volatile period in the history of the leveraged loan market, with four of the five largest monthly price moves of all time (both positive and negative) occurring during these twelve months. This volatility was driven by an extreme shift in risk tolerance, catalyzed by the deterioration in the U.S. housing market, which spread quickly into the rest of the credit markets and the U.S. financial system in general.

The “credit crunch” effectively hit the leveraged loan market in July 2007, when the CSFB Leveraged Loan Index fell 3.32%, the largest loss since inception of the index in 1992. This large move was driven by massive selling as the technical balance between supply and demand in the new-issue market was impacted by a virtual shutdown of demand from collateralized loan obligations (CLOs) coupled with a large unsold supply of loans from the leveraged buyout (LBO) market. The resulting volatility created a downward spiraling effect in the loan market as prices triggered margin calls and redemptions which were funded through continued forced selling. However, one positive was that this weakness occurred amid a still

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1 The CSFB Leveraged Loan Index is a representative, unmanaged index of tradable, senior, U.S. dollar-denominated leveraged loans. It is not possible to invest directly in an Index.
generally benign fundamental environment, with record-low default rates and strong operating results among most of these leveraged companies.

As late as July 2008, the technically-driven market conditions which persisted throughout the second half of 2007 and first half of 2008 had begun to subside, with the supply “overhang” more under control amid a drastic reduction in new LBO volume. However, there was a growing concern over the U.S. economy, and the effects from a LBO market which had put a large amount of senior leveraged loans into the books of businesses with a fair amount of earnings variability. At the end of this reporting period, the leveraged loan default rate stood at 2.92% (according to Standard and Poor’s), roughly in line with the historical average since 1992.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS?

During this period, we continued to use fundamental analysis to select loans that we believed offered strong asset coverage and attractive risk-adjusted returns. Although the loan portfolios suffered as a result of the broad-based sell-off, the market dislocation also provided an opportunity to buy loans in good companies with strong covenants at attractive prices. For example, we sought companies with liquid tangible assets trading at discounts, such as Swift Transportation (the largest trucking company in North America), and Tribune Company, which had an extremely valuable and diverse asset base ranging from real estate and media assets such as newspapers, television stations and the Food Network, to the Chicago Cubs baseball team, one of the most valuable franchises in professional sports. Although we felt that volatility would continue in some of the more topical names we owned, we bought loans at a discount to their intrinsic value where we had what we thought was a firm understanding of downside risk and upside potential. Throughout the year we continued to swap into quality assets in order to improve each Fund’s positioning, always cognizant that a deterioration in fundamentals might still occur.

HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of the Funds, as well as the performance of a widely followed market index, is presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For the twelve-month period ended 7/31/08

	1-Year	5-Year

NSL	-2.32%	5.86%
JFR	-1.43%	N/A
JRO	-1.99%	N/A
CSFB Leveraged Loan Index[1]	-1.06%	4.21%

Over the twelve-month period, all three Funds underperformed the unmanaged, unleveraged CSFB Leveraged Loan Index.

One of the key factors in the performance of these Funds, relative to that of the unleveraged index, was the Funds’ use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk – especially when market conditions are unfavorable. With the heightened volatility of prices among leveraged loans during this period, the impact of these valuation changes was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds’ common shareholders over the long term.

On the plus side, the Funds benefited relative to the overall market as a result of our ability to pick catalyst-driven opportunities to generate incremental total return in an otherwise flat-to-down market. Two examples are Alltel and Ply Gem, whose loans were purchased at discounts to par but had a high potential (in our view) of being repaid at par in a short period of time. Subsequently, Alltel was sold to Verizon, and Ply Gem refinanced their loans using high yield bonds.

We also continued to avoid most second-lien loans. This contributed positively to the Funds’ relative performance, as liquidity for these loans became extremely scarce and demand virtually dried up.

However, as a result of the broad sell-off in loans, the Funds experienced downside pressure during this period.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear” and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. As approved by each Fund’s Board of Trustees, JFR and JRO redeemed $235 million and $140 million of their outstanding FundPreferred shares, respectively, at liquidation value, during the fiscal year ended July 31, 2008. Proceeds for the redemptions were provided through a prime brokerage facility with a major bank.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Distribution and Share Price
INFORMATION

As noted earlier, these Funds use financial leverage to potentially enhance opportunities for additional income for common shareholders. The Funds’ use of this leverage strategy continued to provide incremental income, although the extent of this benefit was reduced to some degree by short-term interest rates that remained relatively high during the earlier part of the period. This, in turn, kept the Funds’ borrowing costs high. This is one reason all three Fund’s monthly distributions decreased three times over the twelve-month period.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s common share NAV. As of July 31, 2008, all three Funds had positive UNII balances for tax purposes. NSL had a positive UNII balance while JFR and JRO had negative UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, under which each fund may repurchase up to 10% of its common shares. No common shares were repurchased during the twelve-month reporting period.

As of July 31, 2008, the Funds were trading relative to their common share NAVs as shown in the accompanying table.

	7/31/08	Twelve-Month
	Discount	Average Discount
NSL	-13.93%	-6.52%
JFR	-13.86%	-8.10%
JRO	-14.38%	-7.78%

Fund Snapshot
Common Share Price	$6.18

Common Share Net Asset Value	$7.18

Premium/(Discount) to NAV	-13.93%

Latest Dividend	$0.0425

Market Yield	8.25%

Net Assets Applicable to Common Shares ($000)	$214,311

Average Annual Total Return
(Inception 10/26/99)
	On Share
	Price	On NAV
1-Year	-16.31%	-2.32%

5-Year	1.27%	5.86%

Since Inception	2.67%	5.12%

Industries
(as a % of total investments)
Media	14.6%

Hotels, Restaurants & Leisure	8.4%

Health Care Providers & Services	7.3%

Specialty Retail	5.6%

Building Products	4.8%

Chemicals	3.5%

Paper & Forest Products	2.9%

Metals & Mining	2.9%

Leisure Equipment & Products	2.6%

Real Estate Management & Development	2.6%

Electric Utilities	2.6%

IT Services	2.5%

Diversified Telecommunication Services	2.5%

Machinery	2.3%

Airlines	2.2%

Oil, Gas & Consumable Fuels	2.2%

Road & Rail	1.9%

Containers & Packaging	1.9%

Aerospace & Defense	1.8%

Semiconductors & Equipment	1.6%

Diversified Consumer Services	1.6%

Insurance	1.5%

Food Products	1.5%

Short-Term Investments	4.6%

Other	14.1%

Top Five Issuers
(excluding Short-Term Investments)
(as a % of total investments)
Univision Communications	2.4%

Norwood Promotional Products	2.2%

Swift Transportation	2.0%

Building Materials Corporation of America	2.0%

Tribune Company	1.9%

NSL Performance OVERVIEW	Nuveen Senior Income Fund as of July 31, 2008

Portfolio Allocation (as a % of total investments)

2007-2008 Monthly Dividends Per Share

Share Price Performance — Weekly Closing Price

Fund Snapshot
Common Share Price	$10.19

Common Share Net Asset Value	$11.83

Premium/(Discount) to NAV	-13.86%

Latest Dividend	$0.0745

Market Yield	8.77%

Net Assets Applicable to Common Shares ($000)	$560,473

Average Annual Total Return
(Inception 3/25/04)
	On Share Price	On NAV
1-Year	-13.07%	-1.43%

Since Inception	-1.25%	2.89%

Industries
(as a % of total investments)
Media	18.0%

Hotels, Restaurants & Leisure	7.3%

Health Care Providers & Services	6.4%

Chemicals	4.8%

Diversified Telecommunication Services	4.8%

Specialty Retail	3.8%

Building Products	3.3%

IT Services	3.1%

Electric Utilities	2.9%

Road & Rail	2.5%

Real Estate Management & Development	2.4%

Containers & Packaging	2.3%

Paper & Forest Products	2.2%

Diversified Consumer Services	1.9%

Semiconductors & Equipment	1.8%

Software	1.6%

Airlines	1.6%

Insurance	1.5%

Commercial Services & Supplies	1.4%

Metals & Mining	1.2%

Short-Term Investments	10.5%

Other	14.7%

Top Five Issuers
(excluding Short-Term Investments)
(as a % of total investments)
Univision Communications	2.8%

Tribune Company	2.6%

Intelsat Limited	2.5%

Swift Transportation	2.4%

Graham Packaging Company, L.P.	2.1%

JFR Performance OVERVIEW	Nuveen Floating Rate Income Fund as of July 31, 2008

Portfolio Allocation (as a % of total investments)

2007-2008 Monthly Dividends Per Share

Share Price Performance — Weekly Closing Price

Fund Snapshot
Common Share Price	$10.06

Common Share Net Asset Value	$11.75

Premium/(Discount) to NAV	-14.38%

Latest Dividend	$0.0795

Market Yield	9.48%

Net Assets Applicable to Common Shares ($000)	$334,040

Average Annual Total Return
(Inception 7/27/04)
	On Share
	Price	On NAV
1-Year	-14.88%	-1.99%

Since Inception	-1.82%	2.84%

Industries
(as a % of total investments)
Media	19.7%

Diversified Telecommunication Services	6.4%

Health Care Providers & Services	6.0%

Hotels, Restaurants & Leisure	5.7%

Chemicals	4.5%

Specialty Retail	3.4%

IT Services	3.1%

Electric Utilities	3.0%

Building Products	2.9%

Containers & Packaging	2.8%

Road & Rail	2.8%

Paper & Forest Products	2.7%

Real Estate Management & Development	2.6%

Software	2.2%

Semiconductors & Equipment	2.0%

Diversified Consumer Services	1.9%

Oil, Gas & Consumable Fuels	1.7%

Airlines	1.5%

Household Products	1.3%

Metals & Mining	1.2%

Short-Term Investments	8.6%

Other	14.0%

Top Five Issuers
(excluding Short-Term Investments)
(as a % of total investments)
Intelsat Limited	3.0%

Cablevision Systems Corporation	2.9%

Vanguard Health Systems	2.7%

Univision Communications	2.6%

Tribune Company	2.6%

JRO Performance OVERVIEW	Nuveen Floating Rate Income Opportunity Fund as of July 31, 2008

Portfolio Allocation (as a % of total investments)

2007-2008 Monthly Dividends Per Share

Share Price Performance — Weekly Closing Price

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS NUVEEN SENIOR INCOME FUND NUVEEN FLOATING RATE INCOME FUND NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund (the “Funds”), as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund at July 31, 2008, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 22, 2008

NSL	Nuveen Senior Income Fund Portfolio of INVESTMENTS
July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 151.6% (92.4% of Total Investments) (4)

	Aerospace & Defense – 2.9% (1.8% of Total Investments)

$574	DAE Aviation Holdings, Inc., Term Loan B-1	6.550%	7/31/14	BB–	$544,309
569	DAE Aviation Holdings, Inc., Term Loan B-2	6.550%	7/31/14	BB–	539,293
2,490	Midwestern Aircraft, Term Loan B	4.538%	12/30/11	BBB–	2,428,901
2,374	Vought Aircraft Industries, Inc., Term Loan	4.970%	12/22/11	Ba3	2,274,292
545	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	4.953%	12/22/10	Ba3	516,818

6,552	Total Aerospace & Defense				6,303,613

	Airlines – 3.7% (2.2% of Total Investments)

1,980	Delta Air Lines, Inc., Credit Linked Deposit	4.344%	4/30/12	Ba2	1,540,688
1,980	Delta Air Lines, Inc., Second Lien, Term Loan	5.713%	4/30/14	B	1,335,510
3,480	Northwest Airlines, Inc., DIP Term Loan	4.460%	8/21/13	BB–	2,718,750
3,134	United Air Lines, Inc., Term Loan B	4.575%	2/01/14	B+	2,298,626

10,574	Total Airlines				7,893,574
	Auto Components – 1.9% (1.1% of Total Investments)

457	Gen Tek Inc., Additional Term Loan B	4.787%	2/28/11	BB–	428,323
1,699	Gen Tek Inc., Term Loan B	4.788%	2/28/11	BB–	1,592,552
2,000	Goodyear Tire & Rubber Company, Term Loan	4.540%	4/30/14	Ba1	1,844,500
1,301	Metalforming Technologies, Inc., Term Loan A, (5) (6)	0.000%	9/30/07	N/R	104,117
506	Metalforming Technologies, Inc., Term Loan B, (PIK), (5) (6)	0.000%	9/30/07	N/R	40,492

5,963	Total Auto Components				4,009,984
	Building Products – 7.4% (4.5% of Total Investments)

873	Atrium Companies, Inc., Term Loan	6.564%	5/31/12	B	752,705
5,940	Building Materials Corporation of America, Term Loan	5.562%	2/22/14	B+	5,177,310
2,000	Building Materials Corporation of America, Term Loan, Second Lien	8.250%	9/15/14	Caa2	1,600,000
2,438	Euramax Holdings, Inc., Term Loan	8.000%	6/29/12	B1	2,152,612
2,417	Stile Acquisition Corporation, Canadian Term Loan	4.827%	4/05/13	B+	2,134,241
2,421	Stile Acquisition Corporation, Term Loan B	4.827%	4/05/13	B+	2,137,877
1,965	TFS Acquisition, Term Loan	6.301%	8/11/13	B+	1,847,100

18,054	Total Building Products				15,801,845
	Chemicals – 5.7% (3.5% of Total Investments)

400	Celanese Holdings LLC, Credit Linked Deposit	2.463%	4/02/14	BB+	377,214
1,580	Celanese Holdings LLC, Term Loan	4.283%	4/02/14	BB+	1,489,996
2,948	Hexion Specialty Chemicals, Inc., Term Loan C-4	5.000%	5/05/13	Ba3	2,571,694
716	Huntsman International LLC, Term Loan	4.213%	4/21/14	BB+	673,024
916	Ineos US Finance LLC, Tranche B2, WI/DD	TBD	TBD	BB–	765,655
916	Ineos US Finance LLC, Tranche C2, WI/DD	TBD	TBD	BB–	765,674
1,980	ISP Chemco, Inc., Term Loan	4.126%	6/04/14	BB–	1,829,850
1,930	Rockwood Specialties Group, Inc., Term Loan E	4.299%	7/30/12	BB+	1,862,105
1,990	Univar, Inc., Term Loan	5.801%	10/10/14	B+	1,831,422

13,376	Total Chemicals				12,166,634
	Commercial Services & Supplies – 1.9% (1.1% of Total Investments)

1,845	Acco Brands Corporation, Term Loan B	4.506%	8/17/12	Ba1	1,808,100
393	Allied Waste North America, Inc., Letter of Credit	3.863%	3/28/14	BBB–	385,832
653	Allied Waste North America, Inc., Term Loan B	4.228%	3/28/14	BBB–	641,629
796	Rental Services Corporation, Term Loan	6.300%	11/27/13	B–	654,579
590	Workflow Holdings Corporation, Term Loan	8.000%	11/30/11	B+	492,263

4,277	Total Commercial Services & Supplies				3,982,403

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Containers & Packaging – 3.0% (1.9% of Total Investments)

$5,453	Graham Packaging Company, L.P., Term Loan	4.986%	10/07/11	B+	$5,206,097
437	Smurfit-Stone Container Corporation, Deposit-Funded Commitment	4.713%	11/01/10	BB	423,852
283	Smurfit-Stone Container Corporation, Term Loan B	4.637%	11/01/11	BB	274,283
470	Smurfit-Stone Container Corporation, Term Loan C	4.645%	11/01/11	BB	455,967
168	Smurfit-Stone Container Corporation, Tranche C-1	4.500%	11/01/11	BB	163,101

6,811	Total Containers & Packaging				6,523,300
	Diversified Consumer Services – 2.6% (1.6% of Total Investments)

3,970	Cengage Learning Acquisitions, Inc., Term Loan	4.960%	7/05/14	B+	3,517,793
2,267	West Corporation, Term Loan	4.946%	10/24/13	BB–	2,042,406

6,237	Total Diversified Consumer Services				5,560,199
	Diversified Financial Services – 0.9% (0.6% of Total Investments)

2,000	FoxCo Acquisition LLC, Term Loan B	7.250%	7/14/15	B1	1,970,000
	Diversified Telecommunication Services – 4.1% (2.5% of Total Investments)

1,975	Crown Castle Operating Company, Term Loan	4.301%	1/26/14	BB+	1,853,538
2,000	Intelsat, Term Loan	5.291%	2/01/14	BB–	2,015,000
1,940	Intelsat, Tranche B, Term Loan	5.288%	7/03/13	BB–	1,864,760
330	Intelsat, Tranche B-2-A	5.288%	1/03/14	BB–	312,439
330	Intelsat, Tranche B-2-B	5.288%	1/03/14	BB–	312,345
330	Intelsat, Tranche B-2-C	5.288%	1/03/14	BB–	312,345
2,267	Level 3 Financing, Inc., Term Loan	4.943%	3/13/14	B+	2,062,667
5,000	WCI Capital Corporation, Term Loan B, (5) (6)	0.000%	9/30/07	N/R	50,000

14,172	Total Diversified Telecommunication Services				8,783,094
	Electric Utilities – 4.3% (2.6% of Total Investments)

593	Astoria Generating Company, Term Loan	4.430%	2/23/13	BB–	575,404
4,222	Calpine Corporation, DIP Term Loan	5.685%	3/29/14	B+	3,971,150
556	Calpine Corporation, DIP Revolver, (7) (8)	0.500%	3/29/14	B+	(69,444)
2,978	TXU Corporation, Term Loan B-2	6.269%	10/10/14	Ba3	2,806,294
1,985	TXU Corporation, Term Loan B-3	6.262%	10/10/14	Ba3	1,864,659

10,334	Total Electric Utilities				9,148,063
	Electrical Equipment – 1.9% (1.1% of Total Investments)

2,985	Allison Transmission Holdings, Inc., Term Loan	5.322%	8/07/14	BB–	2,679,750
1,409	Sensus Metering Systems, Inc., Term Loan B-1	4.644%	12/17/10	BB	1,331,217
36	Sensus Metering Systems, Inc., Term Loan B-2	4.460%	12/17/10	BB	34,308

4,430	Total Electrical Equipment				4,045,275
	Electronic Equipment & Instruments – 0.8% (0.5% of Total Investments)

1,960	Sensata Technologies B.V., Term Loan	4.543%	4/27/13	BB	1,713,366
	Energy Equipment & Services – 1.1% (0.7% of Total Investments)

2,442	Dresser-Rand Group, Inc., Term Loan B	5.213%	5/04/14	B+	2,348,386
	Food Products – 2.4% (1.5% of Total Investments)

465	Dole Food Company, Inc., Deposit-Funded Commitment	4.788%	4/12/13	Ba3	430,051
867	Dole Food Company, Inc., Term Loan B	4.819%	4/12/13	Ba3	801,669
3,410	Dole Food Company, Inc., Term Loan C	4.861%	4/12/13	Ba3	3,152,811
772	Michael Foods, Inc., Term Loan B	4.867%	11/21/10	BB–	760,137

5,514	Total Food Products				5,144,668
	Gas Utilities – 0.9% (0.6% of Total Investments)

2,000	Energy Transfer Partners LP, Term Loan	4.508%	11/01/12	BBB–	1,950,208
	Health Care Equipment & Supplies – 0.8% (0.5% of Total Investments)

949	Symbion, Inc., Term Loan A	5.925%	8/01/13	Ba3	844,165
949	Symbion, Inc., Term Loan B	5.925%	8/01/14	Ba3	844,165

1,898	Total Health Care Equipment & Supplies				1,688,330
	Health Care Providers & Services – 12.0% (7.3% of Total Investments)

96	Community Health Systems, Inc., Delayed Term Loan, (7) (8)	1.000%	7/25/14	BB	(4,955)
1,872	Community Health Systems, Inc., Term Loan	4.854%	7/25/14	BB	1,775,105
3,292	DaVita Inc., Term Loan B-1	4.097%	10/05/12	BB+	3,175,136
1,970	HCA, Inc., Term Loan	5.051%	11/18/13	BB	1,855,220
3,787	Health Management Associates, Inc., Term Loan	4.551%	2/28/14	BB–	3,508,706

NSL	Nuveen Senior Income Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)

$801	HealthSouth Corporation, Term Loan	5.290%	3/10/13	BB–	$758,577
464	IASIS Healthcare LLC, Delayed Term Loan	4.463%	3/14/14	Ba2	433,489
124	IASIS Healthcare LLC, Letter of Credit	2.358%	3/14/14	Ba2	115,597
1,341	IASIS Healthcare LLC, Term Loan	4.463%	3/14/14	Ba2	1,252,820
3,890	LifeCare, Term Loan B	7.050%	8/11/12	B2	3,403,750
2,136	Psychiatric Solutions, Inc., Term Loan B	4.259%	7/01/12	BB–	2,030,624
2,897	Select Medical Corporation, Term Loan	4.683%	2/24/12	Ba2	2,710,410
4,835	Vanguard Health Holding Company II LLC, Replacement Term Loan	5.051%	9/23/11	Ba3	4,668,788

27,505	Total Health Care Providers & Services				25,683,267
	Hotels, Restaurants & Leisure – 13.9% (8.4% of Total Investments)

4,888	24 Hour Fitness Worldwide, Inc., Term Loan B	4.970%	6/08/12	Ba3	4,618,688
1,766	Ameristar Casinos, Inc., Term Loan B	5.017%	11/10/12	BB+	1,677,243
1,434	Buffets, Inc., Delayed Draw Term Loan, (5)	11.250%	1/22/09	N/R	609,375
769	CBRL Group, Inc., Term Loan B-1	4.290%	4/28/13	Ba2	712,515
92	CBRL Group, Inc., Term Loan B-2	4.290%	4/28/13	Ba2	85,639
3,848	CCM Merger, Inc., Term Loan B	4.764%	7/13/12	BB–	3,540,503
1,960	Cedar Fair LP, Term Loan	4.463%	8/30/12	BB	1,848,661
1,000	Fontainebleau Las Vegas LLC, Delayed Term Loan, (7) (8)	2.000%	6/06/14	B+	(178,333)
2,000	Fontainebleau Las Vegas LLC, Term Loan	5.922%	6/06/14	B+	1,643,334
351	Isle of Capri Casinos, Inc., Delayed Term Loan A	4.551%	7/26/14	BB	304,060
466	Isle of Capri Casinos, Inc., Delayed Term Loan B	4.551%	7/26/14	BB	403,377
1,165	Isle of Capri Casinos, Inc., Term Loan	4.551%	7/26/14	BB	1,008,441
3,890	Penn National Gaming, Inc., Term Loan B	4.470%	10/03/12	BB+	3,742,736
1,000	QCE LLC, Term Loan	8.551%	11/05/13	N/R	820,000
117	Seminole Gaming, Delayed Term Loan B-1	4.247%	3/05/14	BBB	113,499
421	Seminole Gaming, Delayed Term Loan B-2	4.188%	3/05/14	BBB	408,590
401	Seminole Gaming, Delayed Term Loan B-3	4.313%	3/05/14	BBB	388,535
990	Travelport LLC, Delayed Term Loan	4.713%	8/23/13	BB–	829,620
268	Travelport LLC, Letter of Credit	5.051%	8/23/13	BB–	225,509
1,334	Travelport LLC, Term Loan	4.713%	8/23/13	BB–	1,123,887
800	Venetian Casino Resort LLC, (Las Vegas Sands, Inc.) Delayed Term Loan	4.560%	5/23/14	Ba3	693,109
3,168	Venetian Casino Resort LLC, Term Loan	4.550%	5/23/14	BB	2,744,711
2,444	Wintergames Holdings, Term Loan	5.880%	10/23/08	N/R	2,333,599

34,572	Total Hotels, Restaurants & Leisure				29,697,298
	Household Durables – 1.2% (0.7% of Total Investments)

2,180	Shea Homes, Inc., Term Loan	4.465%	10/27/11	N/R	1,547,990
993	William Carter Company, Term Loan B	4.121%	7/14/12	BBB–	950,793

3,173	Total Household Durables				2,498,783
	Household Products – 1.8% (1.1% of Total Investments)

1,522	Prestige Brands, Inc., Term Loan B	4.726%	4/06/11	BB–	1,488,138
2,470	Solo Cup Company, Term Loan	6.045%	2/27/11	B	2,413,389

3,992	Total Household Products				3,901,527
	Independent Power Producers & Energy Traders – 1.7% (1.1% of Total Investments)

329	Covanta Energy Corporation, Synthetic Letter of Credit	4.183%	2/09/14	BB	313,483
663	Covanta Energy Corporation, Term Loan B	4.245%	2/09/14	BB	631,651
966	NRG Energy, Inc., Credit Linked Deposit	2.701%	2/01/13	Ba1	921,684
1,973	NRG Energy, Inc., Term Loan	4.301%	2/01/13	Ba1	1,881,612

3,931	Total Independent Power Producers & Energy Traders				3,748,430
	Insurance – 2.4% (1.5% of Total Investments)

5,888	Conseco, Inc., Term Loan	4.463%	10/10/13	Ba3	5,162,900
	IT Services – 4.1% (2.5% of Total Investments)

2,978	First Data Corporation, Term Loan B-1	5.243%	9/24/14	BB–	2,746,322
2,000	Infor Global Solutions, Second Lien Term Loan B1, WI/DD	TBD	TBD	Caa2	1,255,000
5,067	SunGard Data Systems, Inc., Term Loan B	4.508%	2/28/14	BB	4,789,668

10,045	Total IT Services				8,790,990

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Leisure Equipment & Products – 4.3% (2.6% of Total Investments)

$2,734	Bombardier Recreational Products, Inc., Term Loan	5.290%	6/28/13	B+	$2,501,772
1,722	Herbst Gaming Inc., Delayed Term Loan, DD1	9.612%	12/02/11	CCC–	1,261,041
3,258	Hernst Gaming Inc., Term Loan, DD1	9.342%	12/02/11	CCC–	2,386,663
3,686	Wimar OpCo LLC, Term Loan	8.250%	1/03/12	N/R	3,144,506

11,400	Total Leisure Equipment & Products				9,293,982
	Machinery – 3.8% (2.3% of Total Investments)

1,156	Navistar International Corporation, Synthetic Letter of Credit	4.588%	1/19/12	BB–	1,073,222
3,178	Navistar International Corporation, Term Loan	6.191%	1/19/12	BB–	2,951,361
1,955	Oshkosh Truck Corporation, Term Loan	4.414%	12/06/13	BBB–	1,789,742
556	Rexnord Corporation, Incremental Term Loan	4.791%	7/19/13	Ba2	527,856
1,869	Rexnord Corporation, Term Loan B-2	5.286%	7/19/13	Ba2	1,773,074

8,714	Total Machinery				8,115,255
	Media – 22.9% (14.0% of Total Investments)

4,407	American Media Operations, Inc., Term Loan	5.990%	1/13/13	B	4,109,956
1,705	Carmike Cinemas, Inc., Term Loan	6.470%	5/19/12	B1	1,655,560
1,975	Cequel Communications LLC, Term Loan, 144A	4.782%	11/05/13	BB–	1,837,361
1,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	5.301%	9/06/14	B+	807,500
1,294	Charter Communications Operating Holdings LLC, Term Loan	4.800%	9/06/14	B+	1,141,379
3,000	Citadel Broadcasting Corporation, Term Loan	4.275%	6/12/14	BB–	2,460,000
1,940	CSC Holdings, Inc., Term Loan	4.206%	3/29/13	BBB–	1,843,251
2,970	Discovery Communications Holdings LLC, Term Loan	4.801%	5/14/14	N/R	2,908,373
2,955	Idearc, Inc., Term Loan	4.786%	11/17/14	BB	2,212,556
3,920	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	6.051%	4/08/12	N/R	3,047,838
4,913	Neilsen Finance LLC, Term Loan	4.734%	8/09/13	Ba3	4,578,453
1,888	Philadelphia Newspapers, Term Loan	9.500%	6/29/13	N/R	1,383,109
2,554	Regal Cinemas Corporation, Term Loan	4.301%	10/27/13	Ba2	2,411,814
6,930	Tribune Company, Term Loan B	5.786%	6/04/14	B	4,976,606
1,576	Tribune Company, Term Loan X	5.541%	6/04/09	B	1,526,692
8,000	Univision Communications, Inc., Term Loan	5.029%	9/29/14	Ba3	6,568,753
1,541	Univision Communications, Inc., Term Loan, Second Lien	4.963%	3/29/09	B3	1,478,076
408	Valassis Communications, Inc., Delayed Draw Term Loan	4.560%	3/02/14	BB	383,111
1,229	Valassis Communications, Inc., Tranche B, Term Loan	4.560%	3/02/14	BB	1,155,453
2,857	WMG Acquisition Corporation, Term Loan	4.613%	2/28/11	BB	2,673,383

57,062	Total Media				49,159,224
	Metals & Mining – 4.8% (2.9% of Total Investments)

1,970	Aleris International, Inc., Term Loan	4.500%	12/19/13	BB–	1,700,766
1,852	Amsted Industries, Inc., Delayed Draw Term Loan	4.745%	4/08/13	BB	1,810,342
2,548	Amsted Industries, Inc., Term Loan	4.788%	4/08/13	BB	2,490,383
1,980	Edgen Murray II LP, Term Loan	5.477%	5/11/14	B	1,821,600
2,782	John Maneely Company, Term Loan	6.038%	12/08/13	B+	2,554,396

11,132	Total Metals & Mining				10,377,487
	Oil, Gas & Consumable Fuels – 3.6% (2.2% of Total Investments)

2,000	Alon Refining Krotz Springs, Inc., Term Loan	10.750%	7/03/14	B+	1,927,500
550	Big West Oil LLC, Delayed Draw Term Loan	4.459%	5/15/14	BB	506,000
440	Big West Oil LLC, Term Loan	4.463%	5/15/14	BB	404,800
301	Coffeyville Resources LLC, Letter of Credit	5.441%	12/28/10	BB–	280,808
973	Coffeyville Resources LLC, Term Loan D	5.543%	12/28/13	BB–	908,962
2,000	Venoco Inc., Term Loan	6.688%	5/08/14	B	1,928,750
1,995	Western Refining, Inc., Term Loan, WI/DD	TBD	TBD	BB–	1,807,936

8,259	Total Oil, Gas & Consumable Fuels				7,764,756
	Paper & Forest Products – 4.0% (2.4% of Total Investments)

3,900	Georgia-Pacific Corporation, Term Loan B	4.449%	12/21/12	BB+	3,687,743
1,535	Georgia-Pacific Corporation, Term Loan B-2	4.465%	12/24/12	BB+	1,451,492
3,970	Wilton Products, Term Loan	5.946%	11/16/14	Ba3	3,473,750

9,405	Total Paper & Forest Products				8,612,985
	Pharmaceuticals – 0.8% (0.5% of Total Investments)

818	Stiefel Laboratories, Inc., Delayed Term Loan	5.042%	12/28/13	BB–	778,723
1,069	Stiefel Laboratories, Inc., Term Loan	5.042%	12/28/13	BB–	1,018,108

1,887	Total Pharmaceuticals				1,796,831

NSL	Nuveen Senior Income Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Real Estate Management & Development – 4.3% (2.6% of Total Investments)

$3,721	Capital Automotive LP, Term Loan	4.220%	12/15/10	BB+	$3,537,790
3,080	LNR Property Corporation, Term Loan B	6.030%	7/12/11	BB	2,484,533
3,960	Realogy Corporation Delayed Draw Term Loan	5.671%	10/10/13	BB–	3,257,162

10,761	Total Real Estate Management & Development				9,279,485
	Road & Rail – 3.2% (1.9% of Total Investments)

8,837	Swift Transportation Company, Inc., Term Loan	6.125%	5/10/14	B+	6,810,177
	Semiconductors & Equipment – 0.8% (0.5% of Total Investments)

1,970	Freescale Semiconductor, Inc., Term Loan	4.221%	11/29/13	Ba1	1,778,270
	Software – 2.1% (1.3% of Total Investments)

2,589	Dealer Computer Services, Inc., Term Loan	4.801%	10/26/12	BB	2,409,354
995	IPC Systems, Inc., Term Loan	5.051%	5/31/14	B+	758,668
2,000	IPC Systems, Inc., Term Loan, Second Lien	8.063%	5/31/15	CCC+	1,375,000

5,584	Total Software				4,543,022
	Specialty Retail – 9.2% (5.6% of Total Investments)

622	Blockbuster, Inc., Tranche A, Term Loan	6.786%	8/20/09	B	592,075
1,234	Blockbuster, Inc., Tranche B, Term Loan	6.747%	8/20/11	B	1,169,043
970	Burlington Coat Factory Warehouse Corporation, Term Loan	4.900%	5/28/13	B2	775,828
3,858	Michaels Stores, Inc., Term Loan	4.750%	10/31/13	B	3,114,426
1,122	Micro Warehouse, Inc., Term Loan B, (5) (6) (9)	0.000%	7/02/07	N/R	165,826
3,754	Norwood Promotional Products, Inc., Term Loan A	8.500%	8/17/09	N/R	3,566,574
6,220	Norwood Promotional Products, Inc., Term Loan B	6.000%	8/17/11	N/R	3,731,968
983	Sally Holdings LLC, Term Loan	5.080%	11/16/13	BB–	940,198
2,000	Toys “R” US, Delaware Inc., Term Loan B	6.969%	7/19/12	BB–	1,910,834
4,000	TRU 2005 RE Holding Co I LLC, Term Loan	5.471%	12/09/08	B3	3,696,666

24,763	Total Specialty Retail				19,663,438
	Textiles, Apparel & Luxury Goods – 0.9% (0.6% of Total Investments)

2,001	Visant Holding Corporation, Term Loan C	5.171%	12/21/11	Ba1	1,955,843
	Trading Companies & Distributors – 1.7% (1.0% of Total Investments)

1,844	Ashtead Group Public Limited Company, Term Loan	4.500%	8/31/11	Ba2	1,749,495
393	Brenntag Holdings GMBH & Co. KG, Acquisition Facility	5.071%	1/20/14	B+	360,327
1,607	Brenntag Holdings GMBH & Co. KG, Facility B2	5.071%	1/20/14	B+	1,474,673

3,844	Total Trading Companies & Distributors				3,584,495
	Wireless Telecommunication Services – 1.8% (1.1% of Total Investments)

4,000	Asurion Corporation, Term Loan	5.784%	7/03/14	N/R	3,773,334

$375,319	Total Variable Rate Senior Loan Interests (cost $366,882,412)				325,024,721

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 4.5% (2.7% of Total Investments)

	Media – 0.9% (0.6% of Total Investments)

$2,000	Cablevision Systems Corporation, Floating Rate Note, 4.500% plus six-month LIBOR, 144A	7.584%	4/01/09	B+	$2,022,500
	Paper & Forest Products – 0.8% (0.5% of Total Investments)

2,000	Verso Paper Holdings LLC., Floating Rate Note, 3.750% plus three-month LIBOR	6.541%	8/01/14	B+	1,770,000
	Semiconductors & Equipment – 1.9% (1.1% of Total Investments)

100	Avago Technologies Finance Pte. Ltd., Floating Rate Note, 5.500% plus three-month LIBOR	8.291%	6/01/13	BB–	100,125
5,000	NXP BV, Floating Rate Note, 2.750% plus three-month LIBOR	5.541%	10/15/13	BB–	3,943,750

5,100	Total Semiconductors & Equipment				4,043,875
	Textiles, Apparel & Luxury Goods – 0.9% (0.5% of Total Investments)

2,000	HanesBrands Inc., Floating Rate Note, 3.375% plus six-month LIBOR	6.459%	12/15/14	B	1,790,000

$11,100	Total Corporate Bonds (cost $11,100,000)				9,626,375

Shares	Description (1)			Value
	Common Stocks – 0.6% (0.3% of Total Investments)

	Auto Components – 0.0% (0.0% of Total Investments)

511	Gen Tek Inc.			$14,747
279,642	Metalforming Technologies Inc., (5) (6) (9)			—

	Total Auto Components			14,747
	Building Products – 0.6% (0.3% of Total Investments)
35,863	Armstrong World Industries Inc., (6)			1,208,942

	Total Common Stocks (cost $1,393,369)			1,223,689

Shares	Description (1)			Value
	Warrants – 0.0% (0.0% of Total Investments)

545	Gen Tek Inc., Warrant Class B			$20,710
268	Gen Tek Inc., Warrant Class C			7,678

	Total Warrants (cost $ 0)			28,388

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 7.5% (4.6% of Total Investments)

$16,087	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $16,088,072, collateralized by $16,170,000 U.S. Treasury Notes, 3.125%, due 4/15/09, value $16,412,550	1.840%	8/01/08	$16,087,250

	Total Short-Term Investments (cost $16,087,250)			16,087,250

	Total Investments (cost $395,463,031) – 164.2%			351,990,423

	Borrowings – (42.0)% (10)			(90,000,000)

	Other Assets Less Liabilities – (0.7)%			(1,679,219)

	Preferred Shares, at Liquidation Value – (21.5)% (10)			(46,000,000)

	Net Assets Applicable to Common Shares – 100%			$214,311,204

NSL	Nuveen Senior Income Fund (continued) Portfolio of INVESTMENTS July 31, 2008

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to July 31, 2008, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing. Non-income producing, in the case of a Senior Loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(7)	Position or portion of position represents an unfunded Senior Loan commitment outstanding at July 31, 2008.
(8)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2008.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(10)	Borrowings and Preferred Shares, at Liquidation Value as a percentage of total investments are (25.6)% and (13.1)%, respectively.
N/R	Not rated.
DD1	Portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
PIK	In lieu of cash payment, interest accrued on “Payment in Kind” investment increases principal outstanding.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 142.6% (83.1% of Total Investments) (4)

	Aerospace & Defense – 1.8% (1.0% of Total Investments)

$4,979	Midwestern Aircraft, Term Loan B	4.538%	12/30/11	BBB–	$4,857,802
2,300	Transdigm, Inc., Term Loan B	4.801%	6/23/13	BB–	2,237,900
2,374	Vought Aircraft Industries, Inc., Term Loan	4.970%	12/22/11	Ba3	2,274,292
545	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	4.953%	12/22/10	Ba3	516,818

10,198	Total Aerospace & Defense				9,886,812
	Airlines – 2.8% (1.6% of Total Investments)

2,504	ACTS Aero Technical Support & Services, Inc., Term Loan	6.041%	10/16/14	N/R	1,965,362
1,980	Delta Air Lines, Inc, Credit Linked Deposit	4.344%	4/30/12	Ba2	1,540,688
1,990	Delta Air Lines, Inc., Second Lien, Term Loan	5.713%	4/30/14	B	1,342,221
7,920	Northwest Airlines, Inc., DIP Term Loan	4.460%	8/21/13	BB–	6,187,500
6,196	United Air Lines, Inc., Term Loan B	4.575%	2/01/14	B+	4,545,011

20,590	Total Airlines				15,580,782
	Auto Components – 0.9% (0.5% of Total Investments)

1,687	Federal Mogul Corporation, Term Loan B	4.399%	12/28/15	Ba2	1,332,468
1,306	Federal Mogul Corporation, Term Loan C	4.401%	12/29/14	Ba2	1,065,869
3,000	Goodyear Tire & Rubber Company, Term Loan	4.540%	4/30/14	Ba1	2,766,750

5,993	Total Auto Components				5,165,087
	Building Products – 5.6% (3.3% of Total Investments)

1,745	Atrium Companies, Inc., Term Loan	6.564%	5/31/12	B	1,505,410
8,866	Building Materials Corporation of America, Term Loan	5.562%	2/22/14	B+	7,727,135
5,000	Building Materials Corporation of America, Term Loan, Second Lien	8.250%	9/15/14	Caa2	4,000,000
8,244	Stile Acquisition Corporation, Canadian Term Loan	4.827%	4/05/13	B+	7,280,559
8,258	Stile Acquisition Corporation, Term Loan B	4.827%	4/05/13	B+	7,292,962
3,930	TFS Acquisition, Term Loan	6.301%	8/11/13	B+	3,694,200

36,043	Total Building Products				31,500,266
	Capital Markets – 1.3% (0.8% of Total Investments)

2,394	Ameritrade Holdings Corporation, Term Loan B	3.960%	12/31/12	Ba1	2,331,370
961	BNY Convergex Group LLC, Incremental Delayed Draw Term Loan, (5) (6)	1.500%	10/02/13	B2	(62,443)
685	BNY Convergex Group LLC, Incremental Term Loan	5.732%	10/02/13	B2	642,202
4,643	BNY Convergex Group LLC, Term Loan	5.810%	10/02/13	B+	4,352,679

8,683	Total Capital Markets				7,263,808
	Chemicals – 8.3% (4.8% of Total Investments)

1,400	Celanese Holdings LLC, Credit Linked Deposit	2.463%	4/02/14	BB+	1,320,250
5,530	Celanese Holdings LLC, Term Loan	4.283%	4/02/14	BB+	5,214,986
1,536	Foamex LP, Term Loan B	6.032%	2/12/13	B1	1,209,971
8,419	Hercules, Inc., Term Loan	3.963%	10/08/10	BBB	8,208,645
4,831	Hexion Specialty Chemicals, Inc., Term Loan C-1	5.063%	5/05/13	Ba3	4,214,739
1,049	Hexion Specialty Chemicals, Inc., Term Loan C-2	5.063%	5/05/13	Ba3	915,561
3,653	Huntsman International LLC, Term Loan	4.213%	4/21/14	BB+	3,435,901
3,920	Ineos US Finance, LLC, Tranche C-2	5.385%	12/16/14	BB–	3,278,100
445	JohnsonDiversey, Inc., Term Loan	4.784%	12/16/11	Ba2	430,862
1,451	Lucite International, Term Loan B-1	5.050%	7/07/13	BB–	1,193,692
514	Lucite International, Term Loan B-2	5.050%	7/07/13	BB–	422,677
12,545	Rockwood Specialties Group, Inc., Term Loan E	4.299%	7/30/12	BB+	12,103,686
995	Solutia, Inc., Term Loan	8.500%	2/28/14	B+	948,670
3,980	Univar, Inc., Term Loan	5.801%	10/10/14	B+	3,662,844

50,268	Total Chemicals				46,560,584
	Commercial Services & Supplies – 2.4% (1.4% of Total Investments)

1,442	Allied Waste North America, Inc., Letter of Credit	3.863%	3/28/14	BBB–	1,417,196
2,398	Allied Waste North America, Inc., Term Loan B	4.228%	3/28/14	BBB–	2,356,874
263	Aramark Corporation, Letter of Credit	4.801%	1/24/14	BB	250,789

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Services & Supplies (continued)

$4,146	Aramark Corporation, Term Loan	4.676%	1/24/14	BB	$3,947,592
977	NCO Financial Systems, Inc., Term Loan	6.955%	5/15/13	BB–	950,988
2,388	Rental Services Corporation, Term Loan	6.300%	11/27/13	B–	1,963,737
1,181	Workflow Holdings Corporation, Term Loan	8.000%	11/30/11	B+	984,528
1,774	Xerium Technlogies, Inc. Term Loan B	8.301%	5/21/12	CCC+	1,565,704

14,569	Total Commercial Services & Supplies				13,437,408
	Communications Equipment – 0.4% (0.2% of Total Investments)

2,513	Aspect Software, Inc., Term Loan B	5.813%	7/11/11	BB–	2,343,389
	Consumer Finance – 0.4% (0.3% of Total Investments)

2,875	Peach Holdings, Inc., Term Loan	6.897%	11/21/13	B	2,429,375
	Containers & Packaging – 4.0% (2.3% of Total Investments)

494	Amscan Holdings, Inc., Term Loan B	4.978%	5/25/13	B1	434,500
19,356	Graham Packaging Company, L.P., Term Loan	4.986%	10/07/11	B+	18,480,062
699	Smurfit-Stone Container Corporation, Deposit-Funded Commitment	4.713%	11/01/10	BB	678,164
783	Smurfit-Stone Container Corporation, Term Loan B	4.637%	11/01/11	BB	760,305
1,484	Smurfit-Stone Container Corporation, Term Loan C	4.645%	11/01/11	BB	1,440,516
466	Smurfit-Stone Container Corporation, Tranche C-1	4.500%	11/01/11	BB	452,112

23,282	Total Containers & Packaging				22,245,659
	Diversified Consumer Services – 3.3% (1.9% of Total Investments)

11,915	Cengage Learning Acquisitions, Inc., Term Loan	4.960%	7/05/14	B+	10,557,799
8,501	West Corporation, Term Loan	4.946%	10/24/13	BB–	7,659,027

20,416	Total Diversified Consumer Services				18,216,826
	Diversified Financial Services – 0.9% (0.5% of Total Investments)

2,000	FoxCo Acquisition LLC, Term Loan B	7.250%	7/14/15	B1	1,970,000
3,920	Ineos US Finance LLC, Tranche B2	4.885%	12/16/13	BB–	3,278,100

5,920	Total Diversified Financial Services				5,248,100
	Diversified Telecommunication Services – 7.4% (4.3% of Total Investments)

945	Choice One Communications, Term Loan B	6.813%	6/30/12	B2	846,095
5,925	Crown Castle Operating Company, Term Loan	4.301%	1/26/14	BB+	5,560,613
3,881	Intelsat, Tranche B, Term Loan	5.288%	7/03/13	BB–	3,729,521
6,229	Intelsat, Tranche B-2-A	5.288%	1/03/14	BB–	5,896,503
6,227	Intelsat, Tranche B-2-B	5.288%	1/03/14	BB–	5,894,725
6,227	Intelsat, Tranche B-2-C	5.288%	1/03/14	BB–	5,894,725
6,800	Level 3 Financing, Inc., Term Loan	4.943%	3/13/14	B+	6,188,000
7,880	MetroPCS Wireless, Inc., Term Loan	4.989%	11/03/13	Ba3	7,506,636

44,114	Total Diversified Telecommunication Services				41,516,818
	Electric Utilities – 5.0% (2.9% of Total Investments)

16,887	Calpine Corporation, DIP Term Loan	5.685%	3/29/14	B+	15,884,601
2,222	Calpine Corporation, DIP Revolver, (5) (6)	0.500%	3/29/14	B+	(277,778)
8,955	TXU Corporation, Term Loan B-2, DD1	6.269%	10/10/14	Ba3	8,440,088
3,970	TXU Corporation, Term Loan B-3	6.262%	10/10/14	Ba3	3,729,319

32,034	Total Electric Utilities				27,776,230
	Electrical Equipment – 0.8% (0.5% of Total Investments)

4,975	Allison Transmission Holdings, Inc., Term Loan	5.322%	8/07/14	BB–	4,466,250
	Electronic Equipment & Instruments – 0.1% (0.1% of Total Investments)

980	Sensata Technologies B.V., Term Loan	4.543%	4/27/13	BB	856,683
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

953	PGS Finance, Inc., Term Loan	4.550%	6/29/15	Ba2	925,925
	Food & Staples Retailing – 0.6% (0.4% of Total Investments)

3,564	Supervalu, Term Loan B	3.642%	6/02/12	BB+	3,375,519

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Food Products – 0.8% (0.5% of Total Investments)

$465	Dole Food Company, Inc., Deposit-Funded Commitment	4.788%	4/12/13	Ba3	$430,051
867	Dole Food Company, Inc., Term Loan B	4.819%	4/12/13	Ba3	801,669
3,410	Dole Food Company, Inc., Term Loan C	4.861%	4/12/13	Ba3	3,152,811

4,742	Total Food Products				4,384,531
	Gas Utilities – 0.2% (0.1% of Total Investments)

1,000	Energy Transfer Partners LP, Term Loan	4.508%	11/01/12	BBB–	975,104
	Health Care Providers & Services – 11.0% (6.4% of Total Investments)

232	Community Health Systems, Inc., Delayed Term Loan, (5) (6)	1.000%	7/25/14	BB	(12,004)
4,535	Community Health Systems, Inc., Term Loan	4.854%	7/25/14	BB	4,300,477
4,745	DaVita Inc., Term Loan B-1	4.097%	10/05/12	BB+	4,577,677
5,110	HCA, Inc., Term Loan	5.051%	11/18/13	BB	4,811,817
5,632	HCA, Inc., Term Loan A	4.301%	11/19/12	BB	5,291,656
9,431	Health Management Associates, Inc., Term Loan	4.551%	2/28/14	BB–	8,738,748
1,602	HealthSouth Corporation, Term Loan	5.290%	3/10/13	BB–	1,517,153
3,246	IASIS Healthcare LLC, Delayed Term Loan	4.463%	3/14/14	Ba2	3,034,116
866	IASIS Healthcare LLC, Letter of Credit	2.358%	3/14/14	Ba2	809,098
9,383	IASIS Healthcare LLC, Term Loan	4.463%	3/14/14	Ba2	8,768,848
1,296	Invacare Corporation, Term Loan B	4.972%	2/12/13	Ba2	1,211,760
3,890	LifeCare, Term Loan B	7.050%	8/11/12	B2	3,403,750
519	LifePoint Hospitals, Inc., Term Loan B	4.274%	4/18/12	BB	502,537
2,897	Select Medical Corporation, Term Loan	4.683%	2/24/12	Ba2	2,710,410
12,581	Vanguard Health Holding Company II LLC, Replacement Term Loan	5.051%	9/23/11	Ba3	12,148,712

65,965	Total Health Care Providers & Services				61,814,755
	Health Care Technology – 0.3% (0.1% of Total Investments)

1,891	Emdeon Business Services LLC, Term Loan	4.810%	11/18/13	BB–	1,786,551
	Hotels, Restaurants & Leisure – 11.4% (6.6% of Total Investments)

9,232	24 Hour Fitness Worldwide, Inc., Term Loan B	4.970%	6/08/12	Ba3	8,724,573
1,120	Ameristar Casinos, Inc., Term Loan B	5.017%	11/10/12	BB+	1,063,701
769	CBRL Group, Inc., Term Loan B-1	4.290%	4/28/13	Ba2	712,515
92	CBRL Group, Inc., Term Loan B-2	4.290%	4/28/13	Ba2	85,639
4,900	Cedar Fair LP, Term Loan	4.463%	8/30/12	BB	4,621,653
667	Fontainebleau Las Vegas LLC, Delayed Term Loan, (5) (6)	2.000%	6/06/14	B+	(118,889)
1,333	Fontainebleau Las Vegas LLC, Term Loan	5.922%	6/06/14	B+	1,095,556
951	Green Valley Ranch Gaming LLC, Term Loan B	4.702%	2/16/14	BB–	762,494
400	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A	4.551%	7/26/14	BB	345,986
454	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B	4.551%	7/26/14	BB	393,425
1,136	Isle of Capri Casinos, Inc., Term Loan	4.551%	7/26/14	BB	983,563
3,970	Orbitz Worldwide, Inc., Term Loan	5.664%	7/25/14	BB–	3,215,700
7,775	Penn National Gaming, Inc., Term Loan B	4.470%	10/03/12	BB+	7,480,782
1,980	Travelport LLC, Delayed Term Loan	4.713%	8/23/13	BB–	1,659,240
981	Travelport LLC, Letter of Credit	5.051%	8/23/13	BB–	826,865
4,891	Travelport LLC, Term Loan	4.713%	8/23/13	BB–	4,120,918
9,255	Universal City Development Partners, Ltd., Term Loan	4.438%	6/09/11	Ba1	9,185,136
3,335	Venetian Casino Resort LLC, (Las Vegas Sands, Inc.) Delayed Term Loan	4.560%	5/23/14	Ba3	2,889,162
13,537	Venetian Casino Resort LLC, Term Loan	4.550%	5/23/14	BB	11,728,184
4,073	Wintergames Holdings, Term Loan	5.880%	10/23/08	N/R	3,889,332

70,851	Total Hotels, Restaurants & Leisure				63,665,535
	Household Durables – 0.3% (0.1% of Total Investments)

1,609	Rent-A-Center Inc., Term Loan B	4.521%	6/30/12	BB+	1,520,552
	Household Products – 1.5% (0.9% of Total Investments)

6,837	Prestige Brands, Inc., Term Loan B	4.726%	4/06/11	BB–	6,683,569
1,746	Solo Cup Company, Term Loan	6.045%	2/27/11	B	1,705,896

8,583	Total Household Products				8,389,465

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Independent Power Producers & Energy Traders – 2.1% (1.2% of Total Investments)

$822	Covanta Energy Corporation, Synthetic Letter of Credit	4.183%	2/09/14	BB	$783,708
1,657	Covanta Energy Corporation, Term Loan B	4.245%	2/09/14	BB	1,579,128
3,154	NRG Energy, Inc., Credit Linked Deposit	2.701%	2/01/13	Ba1	3,007,785
6,438	NRG Energy, Inc., Term Loan	4.301%	2/01/13	Ba1	6,140,369

12,071	Total Independent Power Producers & Energy Traders				11,510,990
	Insurance – 2.6% (1.5% of Total Investments)

16,522	Conseco, Inc., Term Loan	4.463%	10/10/13	Ba3	14,487,736
	Internet Software & Services – 0.4% (0.2% of Total Investments)

3,000	Sabre, Inc., Term Loan	4.664%	9/30/14	B+	2,356,667
	IT Services – 5.3% (3.1% of Total Investments)

6,948	First Data Corporation, Term Loan B-2	5.394%	9/24/14	BB–	6,407,964
1,990	First Data Corporation, Term Loan B-3	5.552%	9/24/14	BB–	1,834,331
1,347	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	6.550%	7/28/12	B+	1,125,103
1,000	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Term Loan B1, WI/DD	TBD	TBD	Caa2	627,500
2,583	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.550%	7/28/12	B+	2,111,252
18,334	SunGard Data Systems, Inc., Term Loan B	4.508%	2/28/14	BB	17,330,605

32,202	Total IT Services				29,436,755
	Leisure Equipment & Products – 1.6% (1.0% of Total Investments)

10,025	Bombardier Recreational Products, Inc., Term Loan	5.290%	6/28/13	B+	9,173,165
	Machinery – 1.2% (0.7% of Total Investments)

933	Navistar International Corporation, Synthetic Letter of Credit	4.588%	1/19/12	BB–	866,833
2,567	Navistar International Corporation, Term Loan	6.191%	1/19/12	BB–	2,383,792
3,910	Oshkosh Truck Corporation, Term Loan	4.414%	12/06/13	BBB–	3,579,484

7,410	Total Machinery				6,830,109
	Media – 28.9% (16.9% of Total Investments)

1,959	American Media Operations, Inc., Term Loan	5.990%	1/13/13	B	1,826,647
8,910	Cequel Communications LLC, Term Loan	4.782%	11/05/13	BB–	8,288,952
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	5.301%	9/06/14	B+	2,422,500
11,642	Charter Communications Operating Holdings LLC, Term Loan	4.800%	9/06/14	B+	10,272,407
2,898	CSC Holdings, Inc., Term Loan	4.206%	3/29/13	BBB–	2,753,210
1,800	Gray Television, Inc., Term Loan B	4.289%	12/31/14	B+	1,536,820
7,880	Idearc, Inc., Term Loan	4.786%	11/17/14	BB	5,900,150
15,633	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	6.051%	4/08/12	N/R	12,154,735
17,705	Neilsen Finance LLC, Term Loan	4.734%	8/09/13	Ba3	16,500,926
1,005	NextMedia Operating, Inc., Delayed Term Loan	6.460%	11/15/12	B1	921,911
2,265	NextMedia Operating, Inc., Term Loan, First Lien	6.461%	11/15/12	B1	2,078,050
4,721	Philadelphia Newspapers, Term Loan	9.500%	6/29/13	N/R	3,457,773
4,767	ProQuest Company, Term Loan B	5.141%	2/09/14	BB–	4,552,167
988	Readers Digest Association, Inc., Term Loan	4.606%	3/02/14	B1	834,438
10,175	Regal Cinemas Corporation, Term Loan	4.301%	10/27/13	Ba2	9,609,663
4,060	SFX Entertainment, Inc., Term Loan	5.720%	6/21/13	Ba3	3,816,721
968	Spanish Broadcasting System, Inc., Term Loan B	4.560%	6/10/12	B–	759,488
3,000	The Weather Channel, Term Loan, WI/DD	TBD	TBD	N/R	2,910,000
24,750	Tribune Company, Term Loan B	5.786%	6/04/14	B	17,773,594
4,727	Tribune Company, Term Loan X	5.541%	6/04/09	B	4,580,075
25,000	Univision Communications, Inc., Term Loan	5.029%	9/29/14	Ba3	20,527,350
3,853	Univision Communications, Inc., Term Loan, Second Lien	4.963%	3/29/09	B3	3,695,191
3,000	UPC Broadband Holding BV, Term Loan N	4.221%	12/31/14	Ba3	2,820,750
749	Valassis Communications, Inc. Delayed Draw Term Loan	4.560%	3/02/14	BB	704,477
2,260	Valassis Communications, Inc. Tranche B, Term Loan	4.560%	3/02/14	BB	2,124,684
15,106	WMG Acquisition Corporation, Term Loan	4.613%	2/28/11	BB	14,136,834
6,025	Yell Group PLC, Term Loan	4.463%	10/27/12	N/R	5,279,406

188,846	Total Media				162,238,919

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Metals & Mining – 2.1% (1.2% of Total Investments)

$2,737	Amsted Industries, Inc., Delayed Draw Term Loan	4.745%	4/08/13	BB	$2,675,720
3,768	Amsted Industries, Inc., Term Loan B	4.788%	4/08/13	BB	3,683,437
990	Edgen Murray II LLP, Term Loan	5.477%	5/11/14	B	910,800
4,770	John Maneely Company, Term Loan	6.038%	12/08/13	B+	4,380,843

12,265	Total Metals & Mining				11,650,800
	Oil, Gas & Consumable Fuels – 1.0% (0.6% of Total Investments)

1,971	Brand Energy & Infrastructure Services, Inc., Term Loan B	5.063%	2/07/14	B1	1,813,544
2,992	CCS Income Trust, Term Loan	5.463%	11/14/14	BB–	2,674,530
301	Coffeyville Resources LLC, Letter of Credit	5.441%	12/28/10	BB–	280,808
973	Coffeyville Resources LLC, Term Loan D	5.543%	12/28/13	BB–	908,962

6,237	Total Oil, Gas & Consumable Fuels				5,677,844
	Paper & Forest Products – 3.1% (1.8% of Total Investments)

11,700	Georgia-Pacific Corporation, Term Loan B	4.449%	12/21/12	BB+	11,063,228
4,605	Georgia-Pacific Corporation, Term Loan B-2	4.465%	12/24/12	BB+	4,354,476
1,985	Wilton Products, Term Loan	5.946%	11/16/14	Ba3	1,736,875

18,290	Total Paper & Forest Products				17,154,579
	Pharmaceuticals – 1.0% (0.6% of Total Investments)

1,635	Stiefel Laboratories, Inc., Delayed Draw Term Loan	5.042%	12/28/13	BB–	1,557,446
2,138	Stiefel Laboratories, Inc., Term Loan	5.042%	12/28/13	BB–	2,036,216
1,308	Warner Chilcott Corporation, Tranche B, Term Loan	4.702%	1/18/12	BB–	1,266,554
509	Warner Chilcott Corporation, Tranche C, Term Loan	4.801%	1/18/12	BB–	493,182

5,590	Total Pharmaceuticals				5,353,398
	Real Estate Management & Development – 4.1% (2.4% of Total Investments)

7,303	Capital Automotive LP, Term Loan	4.220%	12/15/10	BB+	6,942,974
14,080	LNR Property Corporation, Term Loan B	6.030%	7/12/11	BB	11,357,864
5,940	Realogy Corporation, Delayed Draw Term Loan	5.671%	10/01/13	BB–	4,885,743

27,323	Total Real Estate Management & Development				23,186,581
	Road & Rail – 4.4% (2.5% of Total Investments)

667	Hertz Corporation, Letter of Credit	5.051%	12/21/12	BB+	615,000
3,678	Hertz Corporation, Term Loan	4.210%	12/21/12	BB+	3,392,662
26,512	Swift Transportation Company, Inc., Term Loan	6.125%	5/10/14	B+	20,430,523

30,857	Total Road & Rail				24,438,185
	Semiconductors & Equipment – 0.5% (0.3% of Total Investments)

2,955	Freescale Semiconductor, Inc., Term Loan	4.221%	11/29/13	Ba1	2,667,405
	Software – 2.8% (1.6% of Total Investments)

7,760	Dealer Computer Services, Inc., Term Loan	4.801%	10/26/12	BB	7,222,024
6,000	Dealer Computer Services, Inc., Term Loan, Second Lien	8.301%	10/26/13	B	5,565,000
1,980	IPC Systems, Inc., Term Loan	5.051%	5/31/14	B+	1,509,750
2,000	IPC Systems, Inc., Term Loan, Second Lien	8.063%	5/31/15	CCC+	1,375,000

17,740	Total Software				15,671,774
	Specialty Retail – 6.4% (3.8% of Total Investments)

6,232	Blockbuster, Inc., Tranche B, Term Loan	6.747%	8/20/11	B	5,904,968
970	Burlington Coat Factory Warehouse Corporation, Term Loan	4.900%	5/28/13	B2	775,828
702	J Crew Operating Corporation, Term Loan	4.796%	5/15/13	BB	664,912
12,538	Michaels Stores, Inc., Term Loan	4.750%	10/31/13	B	10,121,734
5,895	Sally Holdings LLC, Term Loan	5.080%	11/16/13	BB–	5,641,188
2,985	Toys “R” US, Delaware Inc., Term Loan B	6.969%	7/19/12	BB–	2,851,991
11,000	TRU 2005 RE Holding Co I LLC, Term Loan	5.471%	12/09/08	B3	10,165,832

40,322	Total Specialty Retail				36,126,453
	Textiles, Apparel & Luxury Goods – 0.8% (0.5% of Total Investments)

2,789	HBI Branded Apparel Limited, Inc., Term Loan	4.546%	9/05/13	BB+	2,690,887
2,000	HBI Branded Apparel Limited, Inc., Term Loan, Second Lien	6.545%	3/05/14	BB–	1,957,083

4,789	Total Textiles, Apparel & Luxury Goods				4,647,970

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Trading Companies & Distributors – 0.6% (0.4% of Total Investments)

$1,844	Ashtead Group Public Limited Company, Term Loan	4.500%	8/31/11	Ba2	$1,749,495
393	Brenntag Holdings GMBH & Co. KG, Acquisition Facility	5.071%	1/20/14	B+	360,327
1,607	Brenntag Holdings GMBH & Co. KG, Facility B2	5.071%	1/20/14	B+	1,474,673

3,844	Total Trading Companies & Distributors				3,584,495
	Wireless Telecommunication Services – 2.0% (1.2% of Total Investments)

12,000	Asurion Corporation, Term Loan	5.784%	7/03/14	N/R	11,320,007

$894,899	Total Variable Rate Senior Loan Interests (cost $882,028,713)				798,845,846

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 9.4% (5.5% of Total Investments)

	Diversified Telecommunication Services – 0.8% (0.5% of Total Investments)

$5,000	Qwest Corporation, Floating Rate Note, 3.250% plus three-month LIBOR	6.041%	6/15/13	BBB–	$4,662,500

	Energy Equipment & Services – 0.9% (0.5% of Total Investments)

5,000	Williams Companies Inc., Floating Rate Note, 2.000% plus three-month LIBOR, 144A	4.791%	10/01/10	BBB–	4,925,000
	Food Products – 0.6% (0.3% of Total Investments)

1,528	Dole Foods Company	8.625%	5/01/09	B–	1,503,170
1,780	Dole Foods Company	8.875%	3/15/11	B–	1,630,925

3,308	Total Food Products				3,134,095
	Hotels, Restaurants & Leisure – 1.2% (0.7% of Total Investments)

7,900	Mohegan Tribal Gaming Authority	8.000%	4/01/12	Ba3	6,675,500
	Media – 1.8% (1.1% of Total Investments)

10,000	Cablevision Systems Corporation, Floating Rate Note, 4.500% plus six-month LIBOR, 144A	7.584%	4/01/09	B+	10,112,500
	Paper & Forest Products – 0.7% (0.4% of Total Investments)

500	Verso Paper Holdings LLC, Series B	9.125%	8/01/14	B+	450,000
4,000	Verso Paper Holdings LLC, Floating Rate Note, 3.750% plus three-month LIBOR	6.541%	8/01/14	B+	3,540,000

4,500	Total Paper & Forest Products				3,990,000
	Real Estate Investment Trust – 0.6% (0.4% of Total Investments)

4,000	Felcor Lodging LP, Floating Rate Note, 1.875% plus six-month LIBOR	4.959%	12/01/11	Ba3	3,470,000
	Semiconductors & Equipment – 2.6% (1.5% of Total Investments)

1,400	Avago Technologies Finance Pte. Ltd., Floating Rate Note, 5.500% plus three-month LIBOR	8.291%	6/01/13	BB–	1,401,750
16,000	NXP BV, Floating Rate Note, 2.750% plus three-month LIBOR	5.541%	10/15/13	BB–	12,620,000
1,000	Spansion LLC, Floating Rate Note, 3.125% plus three-month LIBOR, 144A	5.916%	6/01/13	BB–	705,000

18,400	Total Semiconductors & Equipment				14,726,750
	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,000	HanesBrands Inc., Floating Rate Note, 3.375% plus six-month LIBOR	6.459%	12/15/14	B	895,000

$59,108	Total Corporate Bonds (cost $59,883,310)				52,591,345

Shares	Description (1)			Value
	Investment Companies – 1.5% (0.9% of Total Investments)

316,268	Eaton Vance Floating-Rate Income Trust Fund			$4,348,685
691,950	Eaton Vance Senior Income Trust			4,324,688

	Total Investment Companies (cost $9,962,993)			8,673,373

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 18.0% (10.5% of Total Investments)

$101,054	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $101,059,255, collateralized by: $37,795,000 U.S. Treasury Notes, 3.125%, due 4/15/09, value $38,361,925, $5,520,000 U.S. Treasury Notes, 4.875%, due 1/31/09, value $5,602,800, $57,390,000 U.S. Treasury Notes, 4.500%, due 3/31/09, value $59,111,700	1.840%	8/01/08	$101,054,090

	Total Short-Term Investments (cost $101,054,090)			101,054,090

	Total Investments (cost $1,052,929,106) – 171.5%			961,164,654
	Borrowings – (41.9)% (7)			(235,000,000)

	Other Assets Less Liabilities – (0.2)%			(691,324)

	Preferred Shares, at Liquidation Value – (29.4)% (7)			(165,000,000)

	Net Assets Applicable to Common Shares – 100%			$560,473,330

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Position or portion of position represents an unfunded Senior Loan commitment outstanding at July 31, 2008.
(6)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2008.
(7)	Borrowings and Preferred Shares, at Liquidation Value as a percentage of total investments are (24.4)% and (17.2)%, respectively.
N/R	Not rated.
DD1	Portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 143.2% (83.0% of Total Investments) (4)

	Aerospace & Defense – 0.7% (0.4% of Total Investments)

$574	DAE Aviation Holdings, Inc., Term Loan B-1	6.550%	7/31/14	BB–	$544,309
569	DAE Aviation Holdings, Inc., Term Loan B-2	6.550%	7/31/14	BB–	539,294
1,150	Transdigm, Inc., Term Loan B	4.801%	6/23/13	BB–	1,118,950

2,293	Total Aerospace & Defense				2,202,553

	Airlines – 2.6% (1.5% of Total Investments)

1,980	Delta Air Lines, Inc., Term Loan	5.713%	4/30/14	B	1,335,510
4,950	Northwest Airlines, Inc., DIP Term Loan	4.460%	8/21/13	BB–	3,867,188
4,629	United Air Lines, Inc., Term Loan B	4.575%	2/01/14	B+	3,395,698

11,559	Total Airlines				8,598,396
	Auto Components – 1.0% (0.6% of Total Investments)

1,452	Accuride Corporation, Term Loan	6.028%	1/31/12	BB–	1,394,290
1,976	Lear Corporation, Term Loan	5.133%	4/25/12	BB–	1,818,331

3,428	Total Auto Components				3,212,621
	Building Products – 5.1% (2.9% of Total Investments)

1,745	Atrium Companies, Inc., Term Loan	6.564%	5/31/12	B	1,505,410
4,925	Building Materials Corporation of America, Term Loan	5.562%	2/22/14	B+	4,292,853
3,000	Building Materials Corporation of America, Term Loan, Second Lien	8.250%	9/15/14	Caa2	2,400,000
3,397	Stile Acquisition Corporation, Canadian Term Loan	4.827%	4/05/13	B+	3,000,007
3,403	Stile Acquisition Corporation, Term Loan B	4.827%	4/05/13	B+	3,005,118
2,948	TFS Acquisition, Term Loan	6.301%	8/11/13	B+	2,770,650

19,418	Total Building Products				16,974,038
	Capital Markets – 0.9% (0.5% of Total Investments)

480	BNY Convergex Group LLC, Incremental Delayed Draw Term Loan, (5) (6)	1.500%	10/02/13	B2	(31,222)
343	BNY Convergex Group LLC, Incremental Term Loan	5.732%	10/02/13	B2	321,101
2,786	BNY Convergex Group LLC, Term Loan	5.810%	10/02/13	B+	2,611,607

3,609	Total Capital Markets				2,901,486
	Chemicals – 7.8% (4.5% of Total Investments)

800	Celanese Holdings LLC, Credit Linked Deposit	2.463%	4/02/14	BB+	754,428
3,160	Celanese Holdings LLC, Term Loan C	4.283%	4/02/14	BB+	2,979,992
1,536	Foamex LP, Term Loan B	6.032%	2/12/13	B1	1,209,971
2,970	Hercules Offshore, Inc., Term Loan	4.550%	7/11/13	BB	2,903,175
2,415	Hexion Specialty Chemicals, Inc., Term Loan C-1	5.063%	5/05/13	Ba3	2,107,369
525	Hexion Specialty Chemicals, Inc., Term Loan C-2	5.063%	5/05/13	Ba3	457,781
3,023	Huntsman International LLC, Term Loan	4.213%	4/21/14	BB+	2,842,844
1,500	Ineos US Finance LLC, Tranche B2, WI/DD	TBD	TBD	BB–	1,254,375
1,500	Ineos US Finance LLC, Tranche C2, WI/DD	TBD	TBD	BB–	1,254,375
1,253	JohnsonDiversey, Inc., Delayed Term Loan	4.784%	12/16/10	Ba2	1,211,882
1,451	Lucite International, Term Loan B-1	5.050%	7/07/13	BB–	1,193,692
514	Lucite International, Term Loan B-2	5.050%	7/07/13	BB–	422,677
7,720	Rockwood Specialties Group, Inc., Term Loan E	4.299%	7/30/12	BB+	7,448,422

28,367	Total Chemicals				26,040,983
	Commercial Services & Supplies – 1.9% (1.1% of Total Investments)

664	Allied Waste North America, Inc., Letter of Credit	3.863%	3/28/14	BBB–	652,723
1,104	Allied Waste North America, Inc., Term Loan B	4.228%	3/28/14	BBB–	1,085,400
119	Aramark Corporation, Letter of Credit	4.801%	1/24/14	BB	113,765
1,881	Aramark Corporation, Term Loan	4.676%	1/24/14	BB	1,790,730
27	Cenveo Corporation, Delayed Term Loan	4.551%	6/21/13	BB	25,658
954	Cenveo Corporation, Term Loan	4.551%	6/21/13	BB+	898,679

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Services & Supplies (continued)

$977	NCO Financial Systems, Inc., Term Loan	6.955%	5/15/13	BB–	$950,988
886	Workflow Holdings Corporation, Term Loan	8.000%	11/30/11	B+	738,396

6,612	Total Commercial Services & Supplies				6,256,339
	Communications Equipment – 0.7% (0.4% of Total Investments)

2,513	Aspect Software, Inc., Term Loan B	5.813%	7/11/11	BB–	2,343,389
	Consumer Finance – 0.5% (0.3% of Total Investments)

1,917	Peach Holdings, Inc., Term Loan	6.897%	11/21/13	B	1,619,583
	Containers & Packaging – 4.9% (2.8% of Total Investments)

494	Amscan Holdings, Inc., Term Loan	4.978%	5/25/13	B1	434,500
13,567	Graham Packaging Company, L.P., Term Loan	4.986%	10/07/11	B+	12,953,222
611	Smurfit-Stone Container Corporation, Deposit-Funded Commitment	4.713%	11/01/10	BB	593,393
685	Smurfit-Stone Container Corporation, Term Loan B	4.637%	11/01/11	BB	665,267
1,299	Smurfit-Stone Container Corporation, Term Loan C	4.645%	11/01/11	BB	1,260,451
408	Smurfit-Stone Container Corporation, Tranche C-1	4.500%	11/01/11	BB	395,598

17,064	Total Containers & Packaging				16,302,431
	Diversified Consumer Services – 3.2% (1.9% of Total Investments)

6,948	Cengage Learning Acquisitions, Inc., Term Loan	4.960%	7/05/14	B+	6,156,138
258	Laureate Education, Inc., Delayed Term Loan, (5) (6)	1.000%	8/17/14	B1	(18,226)
1,729	Laureate Education, Inc., Term Loan B	5.708%	8/17/14	B1	1,606,769
3,400	West Corporation, Term Loan	4.946%	10/24/13	BB–	3,063,610

12,335	Total Diversified Consumer Services				10,808,291
	Diversified Financial Services – 0.6% (0.3% of Total Investments)

2,000	FoxCo Acquisition LLC, Term Loan B	7.250%	7/14/15	B1	1,970,000
	Diversified Telecommunication Services – 8.2% (4.8% of Total Investments)

945	Choice One Communications, Term Loan B	6.813%	6/30/12	B2	846,095
2,963	Crown Castle Operating Company, Term Loan	4.301%	1/26/14	BB+	2,780,306
2,000	Intelsat, Term Loan	5.291%	2/01/14	BB–	2,015,000
1,940	Intelsat, Tranche B, Term Loan	5.288%	7/03/13	BB–	1,864,760
4,263	Intelsat, Tranche B-2-A	5.288%	1/03/14	BB–	4,035,929
4,262	Intelsat, Tranche B-2-B	5.288%	1/03/14	BB–	4,034,713
4,262	Intelsat, Tranche B-2-C	5.288%	1/03/14	BB–	4,034,713
4,533	Level 3 Financing, Inc., Term Loan	4.943%	3/13/14	B+	4,125,333
3,930	MetroPCS Wireless, Inc., Term Loan	4.989%	11/03/13	Ba3	3,743,816

29,098	Total Diversified Telecommunication Services				27,480,665
	Electric Utilities – 5.2% (3.0% of Total Investments)

1,111	Calpine Corporation, DIP Revolver, (5) (6)	0.500%	3/29/14	B+	(138,889)
8,444	Calpine Corporation, DIP Term Loan	5.685%	3/29/14	B+	7,942,301
2,131	Murray Energy Corporation, Term Loan	10.963%	1/28/11	N/R	2,077,725
5,970	TXU Corporation, Term Loan B-2, DD1	6.269%	10/10/14	Ba3	5,626,725
1,985	TXU Corporation, Term Loan B-3	6.262%	10/10/14	Ba3	1,864,659

19,641	Total Electric Utilities				17,372,521
	Electrical Equipment – 0.8% (0.5% of Total Investments)

2,985	Allison Transmission Holdings, Inc., Term Loan	5.322%	8/07/14	BB–	2,679,750
	Electronic Equipment & Instruments – 0.5% (0.3% of Total Investments)

1,960	Sensata Technologies B.V., Term Loan	4.543%	4/27/13	BB	1,713,366
	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

953	PGS Finance, Inc., Term Loan	4.550%	6/29/15	Ba2	925,925
	Food Products – 1.0% (0.6% of Total Investments)

366	Dole Food Company, Inc., Deposit-Funded Commitment	4.788%	4/12/13	Ba3	338,095
682	Dole Food Company, Inc., Term Loan B	4.819%	4/12/13	Ba3	630,251
2,681	Dole Food Company, Inc., Term Loan C	4.861%	4/12/13	Ba3	2,478,656

3,729	Total Food Products				3,447,002

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 0.8% (0.4% of Total Investments)

$1,423	Symbion, Inc., Term Loan A	5.925%	8/01/13	Ba3	$1,266,248
1,423	Symbion, Inc., Term Loan B	5.925%	8/01/14	Ba3	1,266,248

2,846	Total Health Care Equipment & Supplies				2,532,496
	Health Care Providers & Services – 9.5% (5.5% of Total Investments)

3,088	HCA, Inc., Term Loan	5.051%	11/18/13	BB	2,907,997
3,755	HCA, Inc., Term Loan A	4.301%	11/19/12	BB	3,527,771
4,716	Health Management Associates, Inc., Term Loan	4.551%	2/28/14	BB–	4,369,374
1,602	HealthSouth Corporation, Term Loan	5.290%	3/10/13	BB–	1,517,153
1,276	IASIS Healthcare LLC, Delayed Term Loan	4.463%	3/14/14	Ba2	1,192,095
340	IASIS Healthcare LLC, Letter of Credit	2.358%	3/14/14	Ba2	317,892
3,686	IASIS Healthcare LLC, Term Loan	4.463%	3/14/14	Ba2	3,445,255
519	LifePoint Hospitals, Inc., Term Loan B	4.274%	4/18/12	BB	502,537
14,490	Vanguard Health Holding Company II LLC, Replacement Term Loan	5.051%	9/23/11	Ba3	13,992,273

33,472	Total Health Care Providers & Services				31,772,347
	Health Care Technology – 0.5% (0.3% of Total Investments)

1,891	Emdeon Business Services LLC, Term Loan	4.810%	11/18/13	BB–	1,786,551
	Hotels, Restaurants & Leisure – 9.0% (5.2% of Total Investments)

3,912	24 Hour Fitness Worldwide, Inc., Term Loan B	4.970%	6/08/12	Ba3	3,697,265
370	CBRL Group, Inc., Term Loan B-2	4.290%	4/28/13	Ba2	342,557
2,940	Cedar Fair LP, Term Loan	4.463%	8/30/12	BB	2,772,992
333	Fontainebleau Las Vegas LLC, Delayed Term Loan, (5) (6)	2.000%	6/06/14	B+	(59,444)
667	Fontainebleau Las Vegas LLC, Term Loan	5.922%	6/06/14	B+	547,778
1,902	Green Valley Ranch Gaming LLC, Term Loan B	4.702%	2/16/14	BB–	1,524,988
2,978	Orbitz Worldwide, Inc., Term Loan	5.664%	7/25/14	BB–	2,411,775
1,945	Penn National Gaming, Inc., Term Loan B	4.470%	10/03/12	BB+	1,871,368
1,980	Travelport LLC, Delayed Term Loan	4.713%	8/23/13	BB–	1,659,240
714	Travelport LLC, Letter of Credit	5.051%	8/23/13	BB–	601,356
3,557	Travelport LLC, Term Loan	4.713%	8/23/13	BB–	2,997,032
2,000	Venetian Casino Resort LLC, (Las Vegas Sands, Inc.) Delayed Term Loan	4.560%	5/23/14	Ba3	1,732,772
7,920	Venetian Casino Resort LLC, Term Loan	4.550%	5/23/14	BB	6,861,777
3,258	Wintergames Holdings, Term Loan	5.880%	10/23/08	N/R	3,111,466

34,476	Total Hotels, Restaurants & Leisure				30,072,922
	Household Durables – 1.7% (1.0% of Total Investments)

6,121	Jarden Corporation, Term Loan B-1	4.551%	1/24/12	BB–	5,827,632

	Household Products – 2.2% (1.3% of Total Investments)

7,631	Prestige Brands, Inc., Term Loan B	4.726%	4/06/11	BB–	7,459,351

	Independent Power Producers & Energy Traders – 1.7% (1.0% of Total Investments)

1,962	NRG Energy, Inc., Credit Linked Deposit	2.701%	2/01/13	Ba1	1,871,299
4,005	NRG Energy, Inc., Term Loan	4.301%	2/01/13	Ba1	3,820,242

5,967	Total Independent Power Producers & Energy Traders				5,691,541

	Insurance – 1.6% (0.9% of Total Investments)

700	Affirmative Insurance Holdings, Inc., Term Loan	6.203%	1/31/14	B1	598,500
5,353	Conseco, Inc., Term Loan	4.463%	10/10/13	Ba3	4,693,773

6,053	Total Insurance				5,292,273
	Internet Software & Services – 0.9% (0.5% of Total Investments)

3,887	Sabre, Inc., Term Loan	4.664%	9/30/14	B+	3,053,635
	IT Services – 5.4% (3.1% of Total Investments)

958	Attachmate, Term Loan	6.034%	4/13/13	BB–	871,431
5,960	First Data Corporation, Term Loan B-2	5.394%	9/24/14	BB–	5,497,129
337	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	6.550%	7/28/12	B+	281,276
2,000	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Term Loan B1, WI/DD	TBD	TBD	Caa2	1,255,000
646	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.550%	7/28/12	B+	527,813
10,134	SunGard Data Systems, Inc., Term Loan B	4.508%	2/28/14	BB	9,579,338

20,035	Total IT Services				18,011,987

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Leisure Equipment & Products – 1.5% (0.9% of Total Investments)

$5,468	Bombardier Recreational Products, Inc., Term Loan	5.290%	6/28/13	B+	$5,003,544
	Machinery – 1.5% (0.9% of Total Investments)

578	Navistar International Corporation, Synthetic Letter of Credit	4.588%	1/19/12	BB–	536,611
1,589	Navistar International Corporation, Term Loan	6.191%	1/19/12	BB–	1,475,681
1,955	Oshkosh Truck Corporation, Term Loan	4.414%	12/06/13	BBB–	1,789,742
278	Rexnord Corporation, Incremental Term Loan B-2	4.791%	7/19/13	Ba2	263,928
934	Rexnord Corporation, Term Loan	5.286%	7/19/13	Ba2	886,537

5,334	Total Machinery				4,952,499
	Media – 29.4% (17.1% of Total Investments)

1,950	AMC Entertainment, Inc., Term Loan	4.210%	1/28/13	Ba1	1,838,636
990	CanWest Mediaworks LP, Term Loan	4.649%	7/03/14	Ba2	923,175
5,930	Cequel Communications LLC, Term Loan, 144A	4.782%	11/05/13	BB–	5,516,689
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	5.301%	9/06/14	B+	2,422,500
7,761	Charter Communications Operating Holdings LLC, Term Loan	4.800%	9/06/14	B+	6,848,271
969	Cumulus Media, Inc., Term Loan	4.210%	6/11/14	B1	836,294
2,000	HIT Entertainment, Inc., Second Lien, Term Loan	8.290%	2/26/13	B–	1,660,000
2,928	HIT Entertainment, Inc., Term Loan B	4.790%	3/20/12	Ba3	2,547,478
4,925	Idearc, Inc., Term Loan	4.786%	11/17/14	BB	3,687,594
5,895	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	6.051%	4/08/12	N/R	4,583,292
5,947	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	6.051%	4/08/12	N/R	4,624,093
11,807	Neilsen Finance LLC, Term Loan	4.734%	8/09/13	Ba3	11,004,388
3,008	NextMedia Operating, Inc., Term Loan, Second Lien	9.460%	11/15/12	CCC	2,406,067
3,049	Philadelphia Newspapers, Term Loan A, (7)	16.500%	6/29/12	N/R	1,219,579
1,907	ProQuest Company, Term Loan B	5.141%	2/09/14	BB–	1,820,867
3,842	Regal Cinemas Corporation, Term Loan	4.301%	10/27/13	Ba2	3,628,514
4,069	SFX Entertainment, Inc., Term Loan	5.720%	6/21/13	Ba3	3,824,408
2,000	The Weather Channel, Term Loan, WI/DD	TBD	TBD	N/R	1,940,000
14,850	Tribune Company, Term Loan B	5.786%	6/04/14	B	10,664,156
3,151	Tribune Company, Term Loan X	5.541%	6/04/09	B	3,053,384
15,000	Univision Communications, Inc., Term Loan	5.029%	9/29/14	Ba3	12,316,410
1,541	Univision Communications, Inc., Term Loan, Second Lien	4.963%	3/29/09	B3	1,478,076
408	Valassis Communications, Inc., Delayed Draw Term Loan	4.560%	3/02/14	BB	383,111
1,229	Valassis Communications, Inc., Tranche B, Term Loan	4.560%	3/02/14	BB	1,155,453
4,766	WMG Acquisition Corporation, Term Loan	4.613%	2/28/11	BB	4,460,095
4,025	Yell Group PLC, Term Loan	4.463%	10/27/12	N/R	3,526,906

116,947	Total Media				98,369,436
	Metals & Mining – 2.0% (1.2% of Total Investments)

2,506	Amsted Industries, Inc., Delayed Draw Term Loan	4.745%	4/08/13	BB	2,449,941
3,450	Amsted Industries, Inc., Term Loan	4.788%	4/08/13	BB	3,372,627
994	John Maneely Company, Term Loan	6.038%	12/08/13	B+	913,223

6,950	Total Metals & Mining				6,735,791
	Oil, Gas & Consumable Fuels – 3.0% (1.7% of Total Investments)

4,000	Alon Refining Krotz Springs, Inc., Term Loan	10.750%	7/03/14	B+	3,855,000
575	Calumet Lubricants Company LP, Credit Linked Deposit	6.638%	1/03/15	B1	514,368
4,333	Calumet Lubricants Company LP, Term Loan	6.676%	1/03/15	B1	3,878,437
301	Coffeyville Resources LLC, Letter of Credit	5.441%	12/28/10	BB–	280,808
973	Coffeyville Resources LLC, Term Loan D	5.543%	12/28/13	BB–	908,962
567	RAM Energy Resources, Inc., Term Loan	10.000%	11/29/12	N/R	562,681

10,749	Total Oil, Gas & Consumable Fuels				10,000,256
	Paper & Forest Products – 4.1% (2.4% of Total Investments)

7,800	Georgia-Pacific Corporation, Term Loan B	4.449%	12/21/12	BB+	7,375,485
3,070	Georgia-Pacific Corporation, Term Loan B-2	4.465%	12/24/12	BB+	2,902,984
3,970	Wilton Products, Term Loan	5.946%	11/16/14	Ba3	3,473,750

14,840	Total Paper & Forest Products				13,752,219

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of INVESTMENTS July 31, 2008

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Real Estate Management & Development – 4.5% (2.6% of Total Investments)

$4,563	Capital Automotive LP, Term Loan	4.220%	12/15/10	BB+	$4,338,159
8,360	LNR Property Corporation, Term Loan B	6.030%	7/12/11	BB	6,743,732
4,950	Realogy Corporation, Delayed Draw Term Loan	5.671%	10/01/13	BB–	4,071,452

17,873	Total Real Estate Management & Development				15,153,343
	Road & Rail – 4.9% (2.8% of Total Investments)

444	Hertz Corporation, Letter of Credit	5.051%	12/21/12	BB+	410,000
2,452	Hertz Corporation, Term Loan	4.210%	12/21/12	BB+	2,261,775
17,674	Swift Transportation Company, Inc., Term Loan	6.125%	5/10/14	B+	13,620,349

20,570	Total Road & Rail				16,292,124
	Semiconductors & Equipment – 0.5% (0.3% of Total Investments)

1,970	Freescale Semiconductor, Inc., Term Loan	4.221%	11/29/13	Ba1	1,778,270
	Software – 3.5% (2.0% of Total Investments)

6,041	Dealer Computer Services, Inc., Term Loan	4.801%	10/26/12	BB	5,621,826
4,000	Dealer Computer Services, Inc., Term Loan, Second Lien	8.301%	10/26/13	B	3,710,000
2,985	IPC Systems, Inc., Term Loan	5.051%	5/31/14	B+	2,276,005

13,026	Total Software				11,607,831
	Specialty Retail – 5.9% (3.4% of Total Investments)

424	Blockbuster, Inc., Tranche A, Term Loan	6.786%	8/20/09	B	403,674
2,009	Blockbuster, Inc., Tranche B, Term Loan	6.747%	8/20/11	B	1,903,198
970	Burlington Coat Factory Warehouse Corporation, Term Loan	4.900%	5/28/13	B2	775,828
6,751	Michaels Stores, Inc., Term Loan	4.750%	10/31/13	B	5,450,235
1,965	Sally Holdings LLC, Term Loan	5.080%	11/16/13	BB–	1,880,396
2,985	Toys “R” US, Delaware Inc., Term Loan B	6.969%	7/19/12	BB–	2,851,991
7,000	TRU 2005 RE Holding Co I LLC, Term Loan	5.471%	12/09/08	B3	6,469,166

22,104	Total Specialty Retail				19,734,488
	Textiles, Apparel & Luxury Goods – 0.7% (0.4% of Total Investments)

1,395	HBI Branded Apparel Limited, Inc., Term Loan	4.546%	9/05/13	BB+	1,345,443
1,000	HBI Branded Apparel Limited, Inc., Term Loan, Second Lien	6.545%	3/05/14	BB–	978,542

2,395	Total Textiles, Apparel & Luxury Goods				2,323,985
	Trading Companies & Distributors – 0.5% (0.3% of Total Investments)

1,844	Ashtead Group Public Limited Company, Term Loan	4.500%	8/31/11	Ba2	1,749,495
	Wireless Telecommunication Services – 2.0% (1.2% of Total Investments)

7,000	Asurion Corporation, Term Loan	5.784%	7/03/14	N/R	6,603,334

$538,930	Total Variable Rate Senior Loan Interests (cost $530,102,322)				478,406,689

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 14.5% (8.4% of Total Investments)

	Diversified Telecommunication Services – 2.8% (1.6% of Total Investments)

$10,000	Qwest Corporation, Floating Rate Note, 3.250% plus three-month LIBOR	6.041%	6/15/13	BBB–	$9,325,000

	Health Care Equipment & Supplies – 0.4% (0.2% of Total Investments)

1,500	Reable Therapeutics Financing Corporation	11.750%	11/15/14	CCC+	1,417,500
	Health Care Providers & Services – 0.9% (0.5% of Total Investments)

3,000	Community Health Systems, Inc.	8.875%	7/15/15	B	3,037,500
	Hotels, Restaurants & Leisure – 0.9% (0.5% of Total Investments)

4,000	Quapaw Tribe of Oklahoma Downstream Development Authority, 144A	12.000%	10/15/15	B–	3,080,000
	Media – 4.6% (2.6% of Total Investments)

15,000	Cablevision Systems Corporation, Floating Rate Note, 4.500% plus six-month LIBOR, 144A	7.584%	4/01/09	B+	15,168,750
	Paper & Forest Products – 0.5% (0.3% of Total Investments)

2,000	Verso Paper Holdings LLC, Series B	9.125%	8/01/14	B+	1,800,000

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Real Estate Investment Trust – 0.8% (0.5% of Total Investments)

$3,000	Felcor Lodging LP, Floating Rate Note, 1.875% plus six-month LIBOR	4.959%	12/01/11	Ba3	$2,602,500
	Semiconductors & Equipment – 2.9% (1.7% of Total Investments)

1,000	Avago Technologies Finance Pte. Ltd., Floating Rate Note, 5.500% plus three-month LIBOR	8.291%	6/01/13	BB–	1,001,250
11,000	NXP BV, Floating Rate Note, 2.750% plus three-month LIBOR	5.541%	10/15/13	BB–	8,676,250

12,000	Total Semiconductors & Equipment				9,677,500
	Software – 0.3% (0.2% of Total Investments)

1,000	Telcordia Technologies, Floating Rate Note, 3.75% plus three-month LIBOR, 144A	6.541%	7/15/12	B	860,000
	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)

2,000	Penhall International Corporation, 144A	12.000%	8/01/14	B–	1,430,000

$53,500	Total Corporate Bonds (cost $53,520,591)				48,398,750

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 14.9% (8.6% of Total Investments)

$49,782	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/08, repurchase price $49,784,399, collateralized by $51,180,000 U.S. Treasury Bills, 0.000%, due 1/08/09, value $50,780,796	1.840%	8/01/08		$49,781,855

	Total Short-Term Investments (cost $49,781,855)				49,781,855

	Total Investments (cost $633,404,768) – 172.6%				576,587,294

	Borrowings – (41.9)% (8)				(140,000,000)

	Other Assets Less Liabilities – (0.8)%				(2,547,397)

	Preferred Shares, at Liquidation Value – (29.9)% (8)				(100,000,000)

	Net Assets Applicable to Common Shares – 100%				$334,039,897

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Position or portion of position represents an unfunded Senior Loan commitment outstanding at July 31, 2008.
(6)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2008.
(7)	Non-income producing. Non-income producing in the case of a Senior Loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(8)	Borrowings and Preferred Shares, at Liquidation Value as a percentage of total investments are (24.3)% and (17.3)%, respectively.
N/R	Not rated.
DD1	Portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Statement of ASSETS AND LIABILITIES July 31, 2008

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Assets
Investments, at value (cost $379,375,781, $951,875,016 and $583,622,913, respectively)	$335,903,173	$860,110,564	$526,805,439
Short-term investments (at cost, which approximates value)	16,087,250	101,054,090	49,781,855
Receivables:
Interest	2,470,869	5,213,558	3,973,875
Investments sold	3,349,334	3,326,594	2,996,306
Deferred borrowing costs	709,615	1,852,884	1,103,846
Other assets	89,668	73,417	35,879

Total assets	358,609,909	971,631,107	584,697,200

Liabilities
Borrowings	90,000,000	235,000,000	140,000,000
Payable for investments purchased	6,325,803	6,305,934	7,500,083
Accrued expenses:
Management fees	220,080	410,177	258,984
Interest on borrowings	216,420	560,644	336,031
Other	238,789	499,770	299,536
Common share dividends payable	1,238,458	3,360,566	2,215,607
Preferred share dividends payable	59,155	20,686	47,062

Total liabilities	98,298,705	246,157,777	150,657,303

Preferred shares, at liquidation value	46,000,000	165,000,000	100,000,000

Net assets applicable to Common shares	$214,311,204	$560,473,330	$334,039,897

Common shares outstanding	29,834,353	47,395,206	28,419,322

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$7.18	$11.83	$11.75

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$298,344	$473,952	$284,193
Paid-in surplus	283,080,036	668,749,285	400,806,953
Undistributed (Over-distribution of) net investment income	343,733	(3,499,223)	(1,405,900)
Accumulated net realized gain (loss) from investments	(25,938,301)	(13,486,232)	(8,827,875)
Net unrealized appreciation (depreciation) of investments	(43,472,608)	(91,764,452)	(56,817,474)

Net assets applicable to Common shares	$214,311,204	$560,473,330	$334,039,897

See accompanying notes to financial statements.

Statement of OPERATIONS Year Ended July 31, 2008

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Investment Income
Interest	$28,359,220	$71,481,624	$43,559,131
Dividends	160,398	463,971	—
Fees	1,382,710	3,129,560	2,065,334

Total investment income	29,902,328	75,075,155	45,624,465

Expenses
Management fees	3,105,287	8,136,429	4,927,009
Preferred shares – auction fees	115,291	932,334	560,141
Preferred shares – dividend disbursing agent fees	6,000	23,500	22,510
Shareholders’ servicing agent fees and expenses	4,664	1,017	599
Interest expense on borrowings and amortization of borrowing costs	4,626,358	1,623,194	974,569
Commitment fees	467,577	444,805	265,678
Custodian’s fees and expenses	194,365	371,680	231,539
Trustees’ fees and expenses	11,879	27,740	17,052
Professional fees	62,640	91,109	63,816
Shareholders’ reports – printing and mailing expenses	67,935	145,267	79,673
Stock exchange listing fees	10,489	16,783	9,939
Investor relations expense	62,828	126,312	73,865
Other expenses	18,497	46,867	32,799

Total expenses before custodian fee credit and expense reimbursement	8,753,810	11,987,037	7,259,189
Custodian fee credit	(2,008)	(2,474)	(291)
Expense reimbursement	(420,628)	(3,165,377)	(1,778,202)

Net expenses	8,331,174	8,819,186	5,480,696

Net investment income	21,571,154	66,255,969	40,143,769

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(864,262)	(1,581,140)	(1,368,207)
Change in net unrealized appreciation (depreciation) of investments	(23,804,061)	(55,357,732)	(35,207,041)

Net realized and unrealized gain (loss)	(24,668,323)	(56,938,872)	(36,575,248)

Distributions to Preferred Shareholders
From net investment income	(2,232,230)	(17,405,269)	(10,510,311)

Net increase (decrease) in net assets applicable to Common shares from operations	$(5,329,399)	$(8,088,172)	$(6,941,790)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS

					Floating Rate
	Senior Income (NSL)		Floating Rate Income (JFR)		Income Opportunity (JRO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/08	7/31/07	7/31/08	7/31/07	7/31/08	7/31/07
Operations
Net investment income	$21,571,154	$23,374,411	$66,255,969	$73,659,286	$40,143,769	$45,980,521
Net realized gain (loss) from investments	(864,262)	(350,432)	(1,581,140)	(2,130,195)	(1,368,207)	502,052
Change in net unrealized appreciation (depreciation) of investments	(23,804,061)	(9,321,958)	(55,357,732)	(35,146,735)	(35,207,041)	(22,948,051)
Distributions to Preferred Shareholders from net investment income	(2,232,230)	(2,350,335)	(17,405,269)	(20,147,989)	(10,510,311)	(12,097,865)

Net increase (decrease) in net assets applicable to Common shares from operations	(5,329,399)	11,351,686	(8,088,172)	16,234,367	(6,941,790)	11,436,657

Distributions to Common Shareholders
From net investment income	(19,138,737)	(21,051,832)	(51,281,612)	(55,429,281)	(32,383,816)	(34,580,106)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(19,138,737)	(21,051,832)	(51,281,612)	(55,429,281)	(32,383,816)	(34,580,106)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	208,550	—	1,521,407	—	314,446

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	208,550	—	1,521,407	—	314,446

Net increase (decrease) in net assets applicable to Common shares	(24,468,136)	(9,491,596)	(59,369,784)	(37,673,507)	(39,325,606)	(22,829,003)
Net assets applicable to Common shares at the beginning of year	238,779,340	248,270,936	619,843,114	657,516,621	373,365,503	396,194,506

Net assets applicable to Common shares at the end of year	$214,311,204	$238,779,340	$560,473,330	$619,843,114	$334,039,897	$373,365,503

Undistributed (Over-distribution of) net investment income at the end of year	$343,733	$1,647,884	$(3,499,223)	$1,549,064	$(1,405,900)	$1,505,889

See accompanying notes to financial statements.

Statement of CASH FLOWS Year Ended July 31, 2008

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(5,329,399)	$(8,088,172)	$(6,941,790)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(179,321,567)	(278,243,017)	(186,731,177)
Proceeds from sales and maturities of investments	196,892,088	377,353,828	220,267,915
Proceeds from (Purchases of) short-term investments, net	(5,880,299)	(96,932,274)	(26,691,750)
Amortization (Accretion) of premiums and discounts, net	(368,728)	(130,765)	(57,915)
(Increase) Decrease in receivable for interest	1,031,210	3,798,383	1,984,237
(Increase) Decrease in receivable for investments sold	(692,531)	9,273,786	(2,846,345)
(Increase) Decrease in other assets	9,179	(8,485)	(4,993)
Increase (Decrease) in payable for investments purchased	4,166,832	(7,186,951)	(1,452,848)
Increase (Decrease) in accrued management fees	(11,229)	(34,088)	(23,845)
Increase (Decrease) in accrued interest on borrowings	(257,918)	560,644	336,031
Increase (Decrease) in accrued other liabilities	37,190	217,837	125,179
Increase (Decrease) in Preferred share dividends payable	(19,489)	(204,263)	(43,453)
Net realized (gain) loss from investments	864,262	1,581,140	1,368,207
Net realized (gain) loss from paydowns	(1,504,338)	(3,074,501)	(291,930)
Change in net unrealized (appreciation) depreciation of investments	23,804,061	55,357,732	35,207,041
Taxes paid on undistributed capital gains	(19,924)	(2,987)	(7,492)

Net cash provided by (used in) operating activities	33,399,400	54,237,847	34,195,072

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	—	(27,500)
Increase (Decrease) in borrowings, net	(13,000,000)	235,000,000	140,000,000
Cash distributions paid to Common shareholders	(19,689,785)	(52,384,963)	(33,063,726)
Increase (Decrease) in Preferred shares	—	(235,000,000)	(140,000,000)
(Increase) Decrease in deferred borrowing costs	(709,615)	(1,852,884)	(1,103,846)

Net cash provided by (used in) financing activities	(33,399,400)	(54,237,847)	(34,195,072)

Net Increase (Decrease) in Cash	—	—	—
Cash at the beginning of year	—	—	—

Cash at the End of Year	$—	$—	$—

Supplemental Disclosure of Cash Flow Information

Cash paid by Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) for interest on borrowings (excluding amortization of borrowing costs) during the fiscal year ended July 31, 2008, was $4,693,891, $565,435 and $342,384, respectively.

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR) and Nuveen Floating Rate Income Opportunity Fund (JRO) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide a high level of current income by investing primarily in senior loans whose interest rates float or adjust periodically based on a benchmark interest rate index.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of senior loans, bonds and other securities in each Fund’s investment portfolios, other than subordinated loans issued by middle market companies, are generally provided by one or more independent pricing services approved by the Funds’ Board of Trustees. Floating Rate Income Opportunity (JRO) currently expects that the independent pricing services will be unable to provide a market based price for certain of the privately negotiated subordinated loans issued by middle market companies. The pricing services, with input from Symphony Asset Management, LLC (“Symphony”), an indirect wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. Floating Rate Income Opportunity (JRO) may engage an independent appraiser to periodically provide an independent determination of the value, or an opinion with respect to the pricing services’ value, of such loans. The pricing services typically value exchange-listed securities at the last sales price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide asked prices when current quotations are readily available. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior and subordinated loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2008, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had outstanding when-issued/delayed delivery purchase commitments of $6,318,967, $6,305,000 and $7,492,500, respectively.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior and subordinated loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Each Fund declares monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
Senior Income (NSL) has issued and outstanding 1,840 shares of Series TH, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every 28 days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Floating Rate Income (JFR) has issued and outstanding 1,650 shares of each Series M, T, W and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Floating Rate Income Opportunity (JRO) has issued and outstanding 1,334 shares of each Series M, TH and 1,332 shares of Series F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) have also effected financial leverage by borrowing, as described in Footnote 7 - Borrowing Arrangements.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Taxable Auctioned Preferred and Fund Preferred (collectively, “Preferred”) shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

Notes to FINANCIAL STATEMENTS (continued)

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.

As approved by each Fund’s Board of Trustees, Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed $235 million and $140 million of their outstanding Preferred shares at liquidation value during the fiscal year ended July 31, 2008.

Borrowing Costs
Costs incurred by each Fund in connection with structuring its refinancing are recorded as a deferred charge which are being amortized through May 14, 2009, and included with “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted account principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fund Shares
On July 30, 2008, the Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program under which each fund may repurchase up to 10% of its common shares. No common shares were repurchased during the fiscal year ended July 31, 2008.

Transactions in Common shares were as follows:

Floating Rate
	Senior Income (NSL)		Floating Rate Income (JFR)		Income Opportunity (JRO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/08	7/31/07	7/31/08	7/31/07	7/31/08	7/31/07
Common shares issued to shareholders due to reinvestment of distributions	—	24,436	—	108,286	—	22,271

Transactions in Preferred shares were as follows:

									Floating Rate
	Senior Income (NSL)				Floating Rate Income (JFR)				Income Opportunity (JRO)
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	7/31/08		7/31/07		7/31/08		7/31/07		7/31/08		7/31/07
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Preferred shares redeemed:
Series M	—	$ —	—	$ —	2,350	$58,750,000	—	$ —	1,866	$46,650,000	—	$ —
Series T	—	—	—	—	2,350	58,750,000	—	—	—	—	—	—
Series W	—	—	—	—	2,350	58,750,000	—	—	—	—	—	—
Series TH	—	—	—	—	—	—	—	—	1,866	46,650,000	—	—
Series F	—	—	—	—	2,350	58,750,000	—	—	1,868	46,700,000	—	—

	—	$ —	—	$ —	9,400	$235,000,000	—	$ —	5,600	$140,000,000	—	$ —

3.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2008, were as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Purchases	$179,321,567	$278,243,017	$186,731,177
Sales and maturities	196,892,088	377,353,828	220,267,915

4. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Cost of investments	$395,487,227	$1,054,077,776	$634,158,263

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Gross unrealized:
Appreciation	$299,400	$459,365	$478,041
Depreciation	(43,796,204)	(93,372,487)	(58,049,010)

Net unrealized appreciation (depreciation) of investments	$(43,496,804)	$(92,913,122)	$(57,570,969)

Notes to FINANCIAL STATEMENTS (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Undistributed net ordinary income *	1,823,259	1,541,576	1,890,746
Undistributed net long-term capital gains	—	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2008, paid on August 1, 2008.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
2008	(NSL)	(JFR)	(JRO)
Distributions from net ordinary income *	21,957,308	70,123,419	43,648,063
Distributions from net long-term capital gains	—	—	—

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
2007	(NSL)	(JFR)	(JRO)
Distributions from net ordinary income *	$23,156,268	$75,094,286	$46,438,342
Distributions from net long-term capital gains	—	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2008, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Expiration:
July 31, 2010	$14,207,781	$—	$—
July 31, 2011	10,704,255	—	—
July 31, 2013	—	819,145	30,377
July 31, 2014	—	2,934,270	2,151,577
July 31, 2015	1,002,070	9,492,118	5,017,841
July 31, 2016	—	183,234	1,294,188

Total	$25,914,106	$13,428,767	$8,493,983

The following Fund elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Fund’s tax year-end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses were treated as having arisen on the first day of the following fiscal year.

Floating
Rate
Income
Opportunity
(JRO)
Post-October capital losses	$333,561

5.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Senior Income (NSL)
Average Daily Managed Assets	Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For Managed Assets over $10 billion	.5750

Floating Rate Income (JFR)
Floating Rate Income Opportunity (JRO)
Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.6500%
For the next $500 million	.6250
For the next $500 million	.6000
For the next $500 million	.5750
For Managed Assets over $2 billion	.5500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Assets Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Notes to FINANCIAL STATEMENTS (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Assets Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Senior Income’s (NSL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
October 31,		October 31,
1999 *	.45%	2005	.35%
2000	.45	2006	.25
2001	.45	2007	.15
2002	.45	2008	.10
2003	.45	2009	.05
2004	.45

*	From the commencement of operations.

The Adviser has not agreed to reimburse Senior Income (NSL) for any portion of its fees and expenses beyond October 31, 2009.

For the first eight years of Floating Rate Income’s (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2004 *	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity’s (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
July 31,		July 31,

2004 *	.30%	2009	.30%
2005	.30	2010	.22
2006	.30	2011	.14
2007	.30	2012	.07
2008	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

Agreement and Plan of Merger
On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes as affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation with significantly impact the ability of the Funds to pursue their investment objectives and policies.

6.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2008, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $1,651,326, $4,081,575 and $2,182,842, respectively.

Participation Commitments
With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2008, there were no such outstanding participation commitments in any of the Funds.

7. Borrowing Arrangements
Commercial Paper Program
Senior Income (NSL) had entered into a commercial paper program ($110 million maximum) with Bank One’s (currently JPMorgan) conduit financing agency, Falcon Asset Securitization Corp. (“Falcon”), whose sole purpose is the issuance of high grade commercial paper. For the period August 1, 2007 through May 15, 2008, the Fund had borrowed $103 million, and on May 16, 2008, paid down the entire borrowing with the proceeds of a new borrowing facility described below. For the fiscal year ended July 31, 2008, the average daily balance outstanding and average annualized interest rate for funding and program usage fees on these borrowings were $81,612,022 and 4.78%, respectively.

Notes to FINANCIAL STATEMENTS (continued)

Refinancings
On May 16, 2008, Senior Income (NSL) paid down its $103 million borrowing described in the aforementioned paragraph using $13 million of available cash and $90 million from a commercial paper program entered into with an affiliate of Citibank. For the fiscal year ended July 31, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $18,934,426 and 2.84%, respectively.

On May 16, 2008, Floating Rate Income (JFR) entered into a $235 million commercial paper program with an affiliate of Citibank. On May 16, 2008, June 10, 2008 and July 3, 2008, Floating Rate Income (JFR) utilized $110 million, $110 million and $15 million, respectively, of the facility with Citibank to redeem at liquidation value $235 million of its outstanding FundPreferred shares. For the fiscal year ended July 31, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $39,959,016 and 2.82%, respectively.

On May 16, 2008, Floating Rate Income Opportunity (JRO) entered into a $140 million commercial paper program with an affiliate of Citibank. On May 16, 2008, June 10, 2008 and July 3, 2008, Floating Rate Income Opportunity (JRO) utilized $66 million, $66 million and $8 million, respectively, of the facility with Citibank to redeem at liquidation value $140 million of its outstanding FundPreferred shares. For the fiscal year ended July 31, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $23,896,175 and 2.84%, respectively.

Interest expense and program usage fees incurred on these borrowing arrangements is recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

8.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

9. Subsequent Events
Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their net investment income which was paid on September 2, 2008, to shareholders of record on August 15, 2008, as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Dividend per share	$.0425	$.0745	$.0795

Financial HIGHLIGHTS

Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from
	Beginning			Net	Distributions		Net			Offering
	Common		Net	Investment	from Capital		Investment	Capital		Costs and	Ending
	Share		Realized/	Income to	Gains to		Income to	Gains to		Preferred	Common
	Net	Net	Unrealized	Preferred	Preferred		Common	Common		Share	Share	Ending
	Asset	Investment	Gain	Share-	Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	(Loss)	holders†	holders†	Total	holders	holders	Total	Discounts	Value	Value
Senior Income (NSL)

Year Ended 7/31:
2008	$8.00	$.72	$(.83)	$(.07)	$—	(0.18)	$(.64)	$—	$(.64)	$—	$7.18	$6.18
2007	8.33	.79	(.33)	(.08)	—	.38	(.71)	—	(.71)	—	8.00	8.08
2006	8.48	.69	(.15)	(.07)	—	.47	(.62)	—	(.62)	—	8.33	8.15
2005	8.44	.66	—	(.04)	—	.62	(.58)	—	(.58)	—	8.48	8.97
2004	7.84	.64	.50	(.02)	—	1.12	(.52)	—	(.52)	—	8.44	9.91

Floating Rate Income (JFR)

Year Ended 7/31:
2008	13.08	1.40	(1.20)	(.37)	—	(.17)	(1.08)	—	(1.08)	—	11.83	$10.19
2007	13.90	1.56	(.78)	(.43)	—	.35	(1.17)	—	(1.17)	—	13.08	12.88
2006	14.11	1.31	(.18)	(.35)	—	.78	(.99)	—	(.99)	—	13.90	13.15
2005	14.07	1.00	.10	(.20)	—	.90	(.86)	—	(.86)	—	14.11	13.69
2004(b)	14.33	.14	.04	(.02)	—	.16	(.21)	—	(.21)	(.21)	14.07	14.85

Floating Rate Income Opportunity (JRO)

Year Ended 7/31:
2008	13.14	1.41	(1.29)	(.37)	—	(.25)	(1.14)	—	(1.14)	—	11.75	$10.06
2007	13.95	1.62	(.78)	(.43)	—	.41	(1.22)	—	(1.22)	—	13.14	13.05
2006	14.08	1.38	(.13)	(.35)	—	.90	(1.03)	—	(1.03)	—	13.95	13.30
2005	14.30	.80	.19	(.19)	—	.80	(.84)	—	(.84)	(.18)	14.08	13.41
2004(c)	14.33	—	—	—	—	—	—	—	—	(.03)	14.30	15.01

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 25, 2004 (commencement of operations) through July 31, 2004.
(c)	For the period July 27, 2004 (commencement of operations) through July 31, 2004.
(d)	Borrowings interest expense includes amortization of borrowing costs.

*	Annualized.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit, expense reimbursement from the Adviser and legal fee refund, where applicable.

		Ratios/Supplemental Data
			Ratios to Average Net				Ratios to Average Net
			Assets Applicable to				Assets Applicable to
			Common Shares Before				Common Shares After
Total Returns			Credit/Reimbursement/Refund				Credit/Reimbursement/Refund***					Preferred Shares at End of Period			Borrowings at End of Period
	Based
	on
	Common	Ending Net
Based	Share	Assets										Aggregate	Liquidation		Aggregate	Asset
on	Net	Applicable to			Net				Net		Portfolio	Amount	and Market	Asset	Amount	Coverage
Market	Asset	Common			Investment				Investment		Turnover	Outstanding	Value Per	Coverage	Outstanding	Per
Value**	Value**	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate	(000)	Share	Per Share	(000)	$1,000

(16.31)%	(2.32)%	214,311	3.88%		9.38%		3.69%		9.57%		50%	$46,000	$25,000	$141,473	$90,000	$3,892
7.79	4.39	238,779	3.88		8.99		3.59		9.27		80	46,000	25,000	154,771	103,000	3,765
(1.87)	5.78	248,271	3.52		7.74		3.08		8.18		55	46,000	25,000	159,930	103,000	3,857
(3.40)	7.53	252,598	2.70		7.21		2.10		7.80		100	46,000	25,000	162,281	103,000	3,899
24.50	14.61	251,278	2.23		7.10		1.50		7.83		91	46,000	25,000	161,564	103,000	3,886

(13.07)%	(1.43)%	560,473	2.04		10.71		1.50		11.25		30	165,000	25,000	109,920	235,000	4,087
6.69	2.33	619,843	1.59		10.63		1.08		11.14		81	400,000	25,000	63,740	—	—
3.70	5.72	657,517	1.61		8.83		1.10		9.34		50	400,000	25,000	66,095	—	—
(1.99)	6.56	667,194	1.60		6.56		1.09		7.07		74	400,000	25,000	66,700	—	—
.40	(.39)	663,609	1.37	*	2.46	*	.93	*	2.90	*	14	400,000	25,000	66,476	—	—

(14.88)%	(1.99)%	334,040	2.06		10.88		1.55		11.38		33	100,000	25,000	108,510	140,000	4,100
7.13	2.73	373,366	1.61		11.06		1.13		11.54		81	240,000	25,000	63,892	—	—
7.32	6.60	396,195	1.63		9.36		1.15		9.84		50	240,000	25,000	66,270	—	—
(5.13)	4.47	399,792	1.53		5.25		1.08		5.70		58	240,000	25,000	66,645	—	—
.07	(.21)	383,212	1.28	*	(.01	)*	.98	*	.29	*	—	—	—	—	—	—

†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to Preferred shareholders.

•	Income ratios reflect income earned on assets attributable to Preferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to Average
Net Assets Applicable to Common Shares(d)

Senior Income (NSL)
Year Ended 7/31:
2008	2.05%
2007	2.22
2006	1.85
2005	1.00
2004	.48

Floating Rate Income (JFR)
Year Ended 7/31:
2008	.28%
2007	—
2006	—
2005	—
2004(b)	—

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2008	.28%
2007	—
2006	—
2005	—
2004(c)	—

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements of the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering the renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent

Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In considering the renewal of the Sub-Advisory Agreements, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of each Fund. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited the Sub-Adviser. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers
The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, in reviewing the fee schedule for a Fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each such Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	186

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2007-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	186

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(5)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002- 2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	186

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	186

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	186

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(5)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	186

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc. prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investment, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	186

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(5)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	186

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008, and were subsequently elected to the Boards of the remaining Nuveen Funds on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(5)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common and preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, JFR and JRO redeemed 9,400 and 5,600 preferred shares, respectively. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended July 31, 2008: Senior Income Floating Rate Income and Floating Rate Income Opportunity hereby designate 94.31%, 95.04% and 95.47% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2008.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of Institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-C-0708D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN FLOATING RATE INCOME FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND
FLOATING RATE INCOME FUND
N-CSR FILING / July 31, 2008 FYE

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund[4]

July 31, 2008	$66,809	$0	$1,000	$1,800

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

July 31, 2007	$63,484	$0	$0	1,650

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.
3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
4 “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers

July 31, 2008	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

July 31, 2007	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total

July 31, 2008	$2,800	$0	$0	$2,800
July 31, 2007	$1,650	$0	$0	$1,650
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Symphony Asset Management, LLC (“Symphony”), an affiliate of the Adviser, as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser will periodically monitor the Sub-Adviser’s voting to ensure that the Sub-Adviser is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized in the following paragraphs.
Symphony uses the proxy voting services of Institutional Shareholder Services (“ISS”). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony’s interests and those of its clients.
In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the “Committee”). The Committee is composed of Symphony’s Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony’s fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony’s client interests are being protected. When Symphony disagrees with ISS’ policies with respect to certain issues, Symphony will direct the voting of its clients’ proxies according to what Symphony believes is the best interests of its clients.
Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Symphony Asset Management also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.
SYMPHONY ASSET MANAGEMENT
A. PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager
Gunther Stein is the lead portfolio manager for both high yield and convertible bond strategies at Symphony Asset Management as well as the lead portfolio manager of Nuveen’s senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo’s Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.
Lenny Mason, Portfolio Manager
Lenny Mason is a high yield portfolio manager for Symphony Asset Management and is also a portfolio manager on the Nuveen’s senior loan asset management team. Prior to joining Symphony in 2001, Mason was a Managing Director in FleetBoston’s Technology & Communications Group, where he headed its five member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Previously, Mason worked for Wells Fargo Bank’s Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. He holds an M.B.A. in Finance from the University of Chicago, a B.S. in Accounting from Babson College and is also a C.P.A.
B. OTHER ACCOUNTS
OTHER ACCOUNTS MANAGED BY SYMPHONY AS OF 7/31/2008

	Gunther Stein	Lenny Mason
(a) RICs
Number of accts	7	7
Assets ($000s)	$2,146	$2,146

(b) Other pooled accts
Non-performance fee accts
Number of accts	7	7
Assets ($000s)	$2,295	$2,295
Performance fee accts
Number of accts	7	5
Assets ($000s)	$1,300	$957

(c) Other
Non-performance fee accts
Number of accts	4	5
Assets ($000s)	$4	$2
Performance fee accts
Number of accts	2	—
Assets ($000s)	$214	—
Dollar amounts are in millions.
C. POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
D. FUND MANAGER COMPENSATION
Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm’s operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.
E. OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2008.

Dollar range of equity securities beneficially owned
Name of Portfolio Manager	in Fund
Lenny Mason	$0
Gunther Stein	$1–$10,000
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: September 8, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: September 8, 2008

CERTIFICATION
I, Gifford R. Zimmerman, certify that:
     1. I have reviewed this report on Form N-CSR of Nuveen Floating Rate Income Fund;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: September 8, 2008	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

CERTIFICATION
I, Stephen D. Foy, certify that:
     1. I have reviewed this report on Form N-CSR of Nuveen Floating Rate Income Fund;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: September 8, 2008	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Certification Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; provided by the Chief Executive Officer and Chief Financial Officer, based on each such officer’s knowledge and belief.
The undersigned officers of Nuveen Floating Rate Income Fund (the “Fund”) certify that, to the best of each such officer’s knowledge and belief:
1.	The Form N-CSR of the Fund for the period ended July 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Date: September 8, 2008

s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

s/ Stephen D. Foy
Stephen D. Foy
Vice President, Controller (principal financial officer)